                                                     EXECUTION COPY

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       CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

                           as Depositor

                                and

                     WILMINGTON TRUST COMPANY

                         as Owner Trustee

                -----------------------------------

                       OWNER TRUST AGREEMENT

                   Dated as of February 12, 2003

                -----------------------------------

             Irwin Whole Loan Home Equity Trust 2003-A

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      Section 2.09  Representations and Warranties of the
               Depositor..........................................5

ARTICLE III  Conveyance of the Owner Trust Estate; The
      Certificates................................................6

      Section 3.01  Conveyance of the Owner Trust Estate..........6

      Section 3.02  Initial Ownership.............................6

      Section 3.03  The Certificates..............................6

      Section 3.04  Authentication of Certificate.................6

      Section 3.05  Registration of and Limitations on
               Transfer and Exchange of Certificate...............7

      Section 3.06  Mutilated, Destroyed, Lost or Stolen
               Certificates.......................................9

      Section 3.07  Persons Deemed Certificateholders.............9

      Section 3.08  Access to Certificateholders' Name and

      Section 4.04  No Duties Except as Specified under
               Specified Documents or in Instructions............13

      Section 4.05  Restrictions.................................13

      Section 4.06  Prior Notice to the Certificateholders
               with Respect to Certain Matters...................13

      Section 4.07  Action by Certificateholders with Respect
               to Certain Matters................................14

      Section 4.08  Action by Certificateholder with Respect

      Section 6.06  Owner Trustee Not Liable for Certificates
               or Related Documents..............................20

      Section 6.07  Owner Trustee May Own the Certificates

      Section 8.01  ...........Termination of Owner Trust
               Agreement24

ARTICLE IX  Successor Owner Trustees and Additional Owner

      Section 9.05  Appointment of Co-Trustee or Separate

      This Owner Trust  Agreement,  dated as of  February  12, 2003
(as may be  amended,  modified or  supplemented  and in effect from time  to  time,  this  "Owner  Trust  Agreement"),  between  CREDIT
SUISSE  FIRST  BOSTON   MORTGAGE   ACCEPTANCE   CORP.,  a  Delaware
corporation,  as depositor (the  "Depositor")  and WILMINGTON TRUST
COMPANY,  a Delaware  banking  corporation,  as owner  trustee (the
"Owner Trustee"),

                         WITNESSETH THAT:

      WHEREAS,   pursuant  to  the  terms  of  the  Loan   Purchase
Agreement,  DLJ  Mortgage  Capital,  Inc.  (in such  capacity,  the
"Seller")  will sell to the Depositor  the Loans  together with the
Related Documents on the Closing Date;

      WHEREAS,   pursuant   to  the  terms  if  this  Owner   Trust
Agreement, the Depositor desires to convey the Loans to the Trust;

      NOW,  THEREFORE,  in consideration  of the mutual  agreements herein  contained,  the  Depositor  and the Owner  Trustee agree as follows:

                             ARTICLE I

                            Definitions
                            -----------

Section 1.01.   Definitions.  For all  purposes of this Owner Trust
                -----------
Agreement,   except  as  otherwise  expressly  provided  herein  or
unless  the  context  otherwise  requires,  capitalized  terms  not otherwise  defined herein shall have the meanings  assigned to such terms in  Appendix A to the  Indenture,  dated  February  12,  2003
(the  "Indenture"),  between  Irwin  Whole Loan Home  Equity  Trust
2003-A, as issuer, and US Bank National  Association,  as indenture trustee,  as in effect on the date  hereof.  All other  capitalized terms used herein shall have the meanings specified herein.

Section 1.02.   Other Definitional Provisions.
                -----------------------------

(a)   All terms  defined in this Owner Trust  Agreement  shall have the  defined  meanings  when  used  in  any  certificate  or  other
document  made  or  delivered   pursuant  hereto  unless  otherwise
defined therein.

(b)   As used in this Owner Trust  Agreement and in any certificate or other  document  made or delivered  pursuant  hereto or thereto, accounting  terms not defined in this Owner Trust  Agreement  or in any  such  certificate  or other  document,  and  accounting  terms partly  defined  in  this  Owner  Trust  Agreement  or in any  such certificate  or other  document  to the extent not  defined,  shall
have  the  respective   meanings  given  to  them  under  generally
accepted   accounting   principles.   To  the   extent   that   the
definitions  of accounting  terms in this Owner Trust  Agreement or in any such  certificate  or other document are  inconsistent  with the  meanings of such terms  under  generally  accepted  accounting
principles,   the   definitions   contained  in  this  Owner  Trust
Agreement  or in any  such  certificate  or  other  document  shall control.

(c)   The  words  "hereof,"  "herein,"  "hereunder"  and  words  of similar  import  when  used in this  Owner  Trust  Agreement  shall refer  to this  Owner  Trust  Agreement  as a whole  and not to any particular  provision  of  this  Owner  Trust  Agreement;  Article,
Section  and  Exhibit  references  contained  in this  Owner  Trust
Agreement are  references to Articles,  Sections and Exhibits in or to this Owner  Trust  Agreement  unless  otherwise  specified;  the term  "including"  shall mean "including  without  limitation;" the term "or" shall include  "and/or";  and the term  "proceeds"  shall have the meaning ascribed thereto in the UCC.

(d)   The  definitions  contained in this Owner Trust Agreement are applicable  to the  singular  as well as the  plural  forms of such terms and to the  masculine  as well as to the  feminine and neuter genders of such terms.

(e)   Any agreement,  instrument or statute  defined or referred to
herein  or  in  any   instrument   or   certificate   delivered  in
connection  herewith  means such  agreement,  instrument or statute as  from  time  to  time  amended,  modified  or  supplemented  and includes (in the case of agreements or  instruments)  references to all  attachments  thereto  and  instruments  incorporated  therein;
references  to a Person are also to its  permitted  successors  and assigns.

                            ARTICLE II.

                           Organization
                           ------------

Section 2.01.   Name.  The  trust  shall be known as  "Irwin  Whole
                ----
Loan  Home  Equity  Trust   2003-A"  (the  "Trust"  or  the  "Owner
Trust"),  in  which  name  the  Owner  Trustee  may  engage  in the transactions  contemplated  hereby,  make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

Section 2.02.   Office.  The  office of the Trust  shall be in care
                ------
of the  Owner  Trustee  at the  Corporate  Trust  Office or at such other  address in Delaware as the Owner  Trustee may  designate  by written notice to the Certificateholders and the Depositor.

Section 2.03.   Purposes  and  Powers.  The purpose of the Trust is
                ---------------------
to engage in the following activities:

(i)   to  issue  the  Notes  pursuant  to  the  Indenture  and  the
Certificates  pursuant  to this Owner Trust  Agreement  and to sell the Notes and the Certificates;

(ii)  to  purchase  the Loans and to pay  organizational,  start-up and transactional expenses of the Trust;

(iii) to  assign,  grant,  transfer,  pledge  and  convey the Loans pursuant to the  Indenture  and to hold,  manage and  distribute to the  Certificateholders  pursuant  to Section  5.01 any  portion of the Loans  released  from the Lien of,  and  remitted  to the Trust pursuant to the Indenture;

(iv)  to assign, grant, transfer,  own, pledge and convey the Loans in connection with any such termination;

(v)   to enter into and  perform  its  obligations  under the Basic
Documents to which it is to be a party;

(vi)  to  engage  in  those  activities,  including  entering  into
agreements,   that  are   necessary,   suitable  or  convenient  to
accomplish  the  foregoing or are  incidental  thereto or connected therewith,  including,  without  limitation,  to accept  additional contributions  of equity  that are not  subject  to the Lien of the
Indenture; and

(vii)  subject to compliance  with the Basic  Documents,  to engage in such other  activities  as may be  required in  connection  with
conservation   of  the  Owner  Trust   Estate  and  the  making  of
distributions to the Securityholders.

      The Trust is  hereby  authorized  to engage in the  foregoing activities.  The Trust  shall  not  engage  in any  activity  other than in  connection  with the  foregoing  or other than as required or  authorized  by the terms of this Owner Trust  Agreement  or the
Basic Documents  while any Note is outstanding  without the consent of the Certificateholders and the Indenture Trustee.

Section 2.04.   Appointment   of  Owner   Trustee.   The  Depositor
                ---------------------------------
hereby   appoints  the  Owner  Trustee  as  trustee  of  the  Trust effective  as of the date  hereof,  to have all the rights,  powers and duties set forth herein.

Section 2.05.   Initial   Capital   Contribution.   The   Depositor
                --------------------------------
hereby  sells,  assigns,  transfers,  conveys  and sets over to the
Trust,  as of the date  hereof,  the sum of $1.  The Owner  Trustee hereby  acknowledges  receipt  in trust from the  Depositor,  as of the  date  hereof,  of  the  foregoing  contribution,  which  shall constitute  the initial  corpus of the Trust and shall be deposited in the  Certificate  Distribution  Account.  The Owner Trustee also acknowledges,  on behalf of the Trust,  the receipt in trust of the property assigned to the Trust pursuant to Section 3.01.

      The Trust  acknowledges  the  conveyance  to the Trust by the
Depositor,  as of the  Closing  Date,  of the Owner  Trust  Estate,
including  all right,  title and  interest of the  Depositor in and to the Owner  Trust  Estate.  Concurrently  with  such  conveyance, the Trust has pledged  the Trust  Estate to the  Indenture  Trustee and has  executed  the  Certificates  and the Notes and caused them to be duly authenticated and delivered.

Section 2.06.   Declaration  of  Trust.  The Owner  Trustee  hereby
                ----------------------
declares  that it shall hold the Owner  Trust  Estate in trust upon and  subject  to the  conditions  set forth  herein for the use and benefit of the  Certificateholders,  subject to the  obligations of the Owner  Trust  under the Basic  Documents.  It is the  intention of the parties  hereto that the Owner Trust  constitute a statutory trust under the  Statutory  Trust Statute and that this Owner Trust
Agreement  constitute  the governing  instrument of such  statutory trust.  It is the  intention  of the parties  hereto  that,  solely for federal,  state and local income and  franchise  tax  purposes, the Owner  Trust  shall be treated as a  domestic  eligible  entity with a  single  owner  electing  to be  disregarded  as a  separate entity.  The  parties  agree  that,  unless  otherwise  required by appropriate  tax  authorities,  the  Owner  Trust  will not file or cause  to be  filed  annual  or  other  returns,  reports  or other forms.  Effective as of the date hereof,  the Owner  Trustee  shall have all  rights,  powers and  duties  set forth  herein and in the
Statutory   Trust  Statute  with  respect  to   accomplishing   the
purposes of the Owner Trust.

Section 2.07.   Title to Trust  Property.  Legal title to the Owner
                ------------------------
Trust  Estate  shall  be  vested  at all  times  in the  Trust as a
separate   legal  entity  except  where   applicable   law  in  any
jurisdiction  requires  title to any part of the Owner Trust Estate to be vested in a trustee or  trustees,  in which case title  shall be deemed to be vested in the Owner  Trustee,  a co-trustee  and/or a separate trustee, as the case may be.

Section 2.08.   Situs of  Trust.  The  Trust  will be  located  and
                ---------------
administered  in the  State  of  Delaware  or  Minnesota.  All bank accounts  maintained  by the Owner  Trustee  on behalf of the Trust shall  be  located  in  the  State  of  Delaware  or the  State  of
Minnesota.  The  Trust  shall not have any  employees  in any state other than Delaware;  provided,  however, that nothing herein shall restrict  or  prohibit  the Owner  Trustee  from  having  employees within or without the State of Delaware or taking  actions  outside the  State of  Delaware  in  order to  comply  with  Section  2.03.
Payments  will  be  received  by the  Trust  only  in  Delaware  or
Minnesota,  and  payments  will  be  made by the  Trust  only  from
Delaware  or  Minnesota.  The only  office of the Trust  will be at the Corporate Trust Office in Delaware.

Section 2.09.   Representations  and  Warranties of the  Depositor.
                --------------------------------------------------
The Depositor  hereby  represents and warrants to the Owner Trustee that:

(i)   The  Depositor is duly  organized  and validly  existing as a corporation  in  good  standing  under  the  laws of the  State  of
Delaware,  with power and  authority to own its  properties  and to conduct its business as such  properties  are  currently  owned and such business is presently conducted.

(ii)  The  Depositor is duly  qualified to do business as a foreign corporation  in  good  standing  and  has  obtained  all  necessary
licenses  and   approvals  in  all   jurisdictions   in  which  the
ownership  or lease of its  property or the conduct of its business shall  require such  qualifications  and in which the failure to so qualify  would  have a  material  adverse  effect on the  business, properties,  assets  or  condition  (financial  or  other)  of  the
Depositor  and the ability of the  Depositor to perform  under this
Owner Trust Agreement.

(iii) The  Depositor  has the power and  authority  to execute  and deliver  this  Owner  Trust  Agreement  and to carry out its terms;
the  Depositor  has full power and authority to sell and assign the property to be sold and  assigned to and  deposited  with the Trust as part of the Trust and the  Depositor  has duly  authorized  such sale and  assignment  and  deposit  to the  Trust by all  necessary corporate  action;  and the execution,  delivery and performance of this  Owner  Trust  Agreement  have  been  duly  authorized  by the
Depositor by all necessary corporate action.

(iv)  The  consummation  of the  transactions  contemplated by this
Owner Trust  Agreement and the  fulfillment  of the terms hereof do not  conflict  with,  result in any  breach of any of the terms and provisions  of, or constitute  (with or without  notice or lapse of time) a default under,  the articles of  incorporation or bylaws of the Depositor,  or any indenture,  agreement or other instrument to which  the  Depositor  is a party  or by  which  it is  bound;  nor result in the  creation or  imposition  of any Lien upon any of its properties  pursuant to the terms of any such indenture,  agreement or other instrument  (other than pursuant to the Basic  Documents);
nor violate any law or, to the best of the  Depositor's  knowledge, any order,  rule or  regulation  applicable to the Depositor of any court or of any federal or state  regulatory  body,  administrative agency or other governmental  instrumentality  having  jurisdiction over the Depositor or its properties.

                         ARTICLE III

      Conveyance of the Owner Trust Estate; The Certificates
      ------------------------------------------------------

Section 3.01.   Conveyance   of  the   Owner   Trust   Estate.   In
                ---------------------------------------------
consideration  of the delivery to the Depositor of the  Securities,
the  Depositor,   concurrently  with  the  execution  and  delivery
hereof,  does  hereby  transfer,  convey,  sell and  assign  to the
Trust,  without  recourse,  (A) the Loans,  including  the Mortgage
Notes,  the  Mortgages,  any  related  insurance  policies  and all other  documents  in the  related  Loan  Files  and  including  any
Eligible   Substitute  Loans;  (B)  all  pool  insurance  policies,
hazard  insurance  policies and  bankruptcy  bonds  relating to the foregoing,  if  applicable;  and (C) all amounts  payable after the
Cut-off  Date to the  holders of the Loans in  accordance  with the terms thereof (collectively, the "Owner Trust Estate").

Section 3.02.   Initial  Ownership.   Upon  the  formation  of  the
                ------------------
Trust by the  contribution  by the  Depositor  pursuant  to Section
2.05 and until the  conveyance  of the Loans  pursuant  to  Section
3.01 and the issuance of the  Certificates,  the Depositor shall be the sole Certificateholder.

Section 3.03.   The  Certificates.   Initially,   the  Trust  shall
                -----------------
issue  the  Certificates  in a  single  denomination  of a  100.00%
Certificate Percentage Interest.

      The Certificates  shall be executed on behalf of the Trust by manual or  facsimile  signature  of an  authorized  officer  of the
Owner Trustee and  authenticated  in the manner provided in Section
3.04.   If  the   Certificates   bear  the   manual  or   facsimile
signatures  of  individuals   who  were,  at  the  time  when  such
signatures  shall have been  affixed,  authorized to sign on behalf of the  Trust,  it shall be  validly  issued  and  entitled  to the benefit of this Owner Trust  Agreement,  notwithstanding  that such individuals  or any of them shall have  ceased to be so  authorized prior to the  authentication  and delivery of the  Certificates  or did  not  hold  such  offices  at the  date of  authentication  and
delivery   of  the   Certificates.   A   Person   shall   become  a
Certificateholder  and shall be  entitled to the rights and subject to the  obligations of the  Certificateholders  hereunder upon such
Person's  acceptance of the  Certificates  duly  registered in such
Person's name, pursuant to Section 3.05.

      A   transferee    of   a    Certificate    shall   become   a
Certificateholder  and shall be  entitled to the rights and subject to the  obligations of the  Certificateholders  hereunder upon such transferee's  acceptance  of such  Certificate  duly  registered in such  transferee's  name pursuant to and upon  satisfaction  of the conditions set forth in Section 3.05.

Section 3.04.   Authentication  of Certificate.  Concurrently  with
                ------------------------------
the  acquisition  of the Loans by the Trust,  the Owner  Trustee or
the  Certificate  Paying  Agent  shall  cause a  Certificate  in an
aggregate   Certificate   Percentage  Interest  of  100.00%  to  be
executed on behalf of the Trust,  authenticated  and  delivered  to or  upon  the  written  order  of  the  Depositor,  signed  by  its chairman  of  the  board,  its  president  or any  vice  president,
without  further   corporate  action  by  the  Depositor,   in  the
authorized  denomination.  A  Certificate  shall  not  entitle  its holder to any  benefit  under  this  Owner  Trust  Agreement  or be
valid  for  any  purpose   unless   there  shall   appear  on  such
Certificate a certificate of  authentication  substantially  in the form set forth in Exhibit A,  executed by the Owner  Trustee or the
Certificate    Paying   Agent,    by   manual    signature;    such
authentication  shall  constitute  conclusive  evidence  that  such
Certificate  shall  have  been  duly

authenticated  and  delivered hereunder.  Each  Certificate  shall be  dated  the  date  of  its authentication.

Section 3.05.   Registration  of and  Limitations  on Transfer and
                ---------------------------------------------------
Exchange of Certificate.  The  Certificate  Registrar shall keep or
-----------------------
cause to be kept,  at the office or agency  maintained  pursuant to
Section  3.09,  a  Certificate  Register in which,  subject to such
reasonable  regulations  as  it  may  prescribe,   the  Certificate
Registrar shall provide for the  registration  of the  Certificates and of  transfers  and  exchanges  of the  Certificates  as  herein provided.  The Indenture  Trustee shall be the initial  Certificate
Registrar.  If the  Certificate  Registrar  resigns or is  removed, the Owner Trustee shall appoint a successor Certificate Registrar.

      Upon surrender for  registration or transfer of a Certificate at the office or agency  maintained  pursuant to Section 3.09,  the
Owner Trustee  shall  execute,  authenticate  and deliver (or shall cause the  Certificate  Registrar  as its  authenticating  agent to
authenticate   and   deliver)   in  the  name  of  the   designated
transferee  or   transferees,   a  new  Certificate  in  authorized
denominations  of  a  like  aggregate  amount  dated  the  date  of authentication  by the Owner Trustee or any  authenticating  agent.
At the  option  of a  Certificateholder,  such  Certificateholder's
Certificate   may  be   exchanged   for  another   Certificate   of
authorized   denominations   of  a  like   aggregate   amount  upon
surrender  of the  Certificate  to be  exchanged  at the  office or agency maintained pursuant to Section 3.09.

      Every  Certificate  presented or surrendered for registration
of  transfer  or  exchange   shall  be  accompanied  by  a  written
instrument  of transfer  in form  satisfactory  to the  Certificate
Registrar   duly  executed  by  the   registered   holder  of  such
Certificate   or  such  holder's   attorney   duly   authorized  in
writing.  When a Certificate is  surrendered  for  registration  of
transfer  or  exchange  it  shall  be  canceled  and   subsequently
disposed of by the  Certificate  Registrar in  accordance  with its customary practice.

      No  service  charge  shall  be made for any  registration  of transfer or exchange of any  Certificate,  but the Owner Trustee or the  Certificate  Registrar may require payment of a sum sufficient to cover any tax or  governmental  charge  that may be  imposed  in connection with any transfer or exchange of any Certificate.

      Except as described  below, no transfer of any Certificate or interest  therein  shall be made to any Person that is not a United
States  Person.   Each   Certificateholder   shall   establish  its
non-foreign  status by submitting to the  Certificate  Paying Agent an IRS Form  W-9 and the  Certificate  of  Non-Foreign  Status  set
forth in Exhibit F hereto.

      A  Certificate  may  be  transferred  to a  Certificateholder unable to  establish  its  non-foreign  status as  described in the preceding  paragraph  only if such  Certificateholder  provides  an
Opinion  of  Counsel,  which  Opinion  of  Counsel  shall not be an
expense  of  the  Trust,   the  Owner  Trustee,   the   Certificate
Registrar or the Depositor,  satisfactory  to the  Depositor,  that such  transfer  (1) will not  affect  the tax  status  of the Owner
Trust  and (2) will  not  adversely  affect  the  interests  of the
Certificateholders   or   any   Noteholder,    including,   without
limitation,  as a result of the  imposition  of any  United  States federal  withholding  taxes on the Trust (except to the extent that such  withholding  taxes  would  be  payable  solely  from  amounts otherwise  distributable  to the  Certificate  of  the  prospective
transferee).   If   such   transfer   occurs   and   such   foreign

Certificateholder  becomes  subject to such United  States  federal
withholding   taxes,  any  such  taxes  will  be  withheld  by  the
Indenture  Trustee.  Each  Certificateholder  unable  to  establish its  non-foreign  status  shall  submit to the  Certificate  Paying
Agent a copy of its  Form  W-8BEN  and  shall  resubmit  such  Form
W-8BEN every three years.

      No  transfer,  sale,  pledge  or  other  disposition  of  the
Certificates  shall be made unless such transfer,  sale,  pledge or other  disposition is exempt from the registration  requirements of the Securities Act and any applicable  state  securities laws or is made in  accordance  with  said Act and  laws.  In the event of any such transfer,  the  Certificate  Registrar or the Depositor  shall prior to such  transfer  require  the  transferee  to  execute  (A)
either  (i)  an  investment   letter  in  substantially   the  form
attached  hereto  as  Exhibit  C (or in  such  form  and  substance reasonably  satisfactory  to  the  Certificate  Registrar  and  the
Depositor)  which  investment  letters  shall not be an  expense of the  Trust,  the Owner  Trustee,  the  Certificate  Registrar,  the
Servicer  or the  Depositor  and  which  investment  letter  states that,  among other  things,  such  transferee  (a) is a  "qualified institutional  buyer" as defined  under  Rule 144A,  acting for its own  account  or the  accounts  of other  "qualified  institutional buyers"  as  defined  under  Rule  144A,  and (b) is aware that the
proposed   transferor   intends  to  rely  on  the  exemption  from
registration  requirements  under the  Securities  Act of 1933,  as amended,  provided  by Rule 144A or (ii) (a) a written  Opinion  of
Counsel  acceptable  to and in form and substance  satisfactory  to the  Certificate  Registrar  and the  Depositor  that such transfer may be made pursuant to an  exemption,  describing  the  applicable exemption  and the  basis  therefor,  from  said Act and laws or is being  made  pursuant  to  said  Act and  laws,  which  Opinion  of
Counsel  shall not be an expense of the Trust,  the Owner  Trustee, the  Certificate  Registrar,  the Servicer or the Depositor and (b)
the transferee executes a representation  letter,  substantially in the  form of  Exhibit  D  hereto,  and the  transferor  executes  a representation  letter,  substantially  in the  form of  Exhibit  E hereto,  each acceptable to and in form and substance  satisfactory to the  Certificate  Registrar  and the  Depositor  certifying  the facts  surrounding  such  transfer,  which  representation  letters shall  not be an  expense  of the  Trust,  the Owner  Trustee,  the
Certificate  Registrar,  the  Servicer or the  Depositor  and (B) a
Certificate  of  Non-Foreign  Status  (in  substantially  the  form attached  hereto  as  Exhibit  G)  acceptable  to and in  form  and substance  reasonably  satisfactory  to the  Certificate  Registrar and the  Depositor,  which  certificate  shall not be an expense of the Trust,  the Owner  Trustee,  the  Certificate  Registrar or the
Depositor.   If  a   Certificateholder   is  unable  to  provide  a
Certificate  of Non-Foreign  Status,  such  Certificateholder  must provide  an  Opinion  of  Counsel  as  described  in the  preceding
paragraph.   The   Certificateholder   desiring   to  effect   such
transfer  shall,  and does hereby  agree to,  indemnify  the Trust, the Owner Trustee,  the Certificate  Registrar,  the Servicer,  and
the  Depositor  against  any  liability  that  may  result  if  the transfer  is not so exempt or is not made in  accordance  with such federal and state laws.

      No transfer of a  Certificate  or any interest  therein shall be made to any Person using Plan Assets unless the  Depositor,  the
Owner  Trustee,  the  Certificate  Registrar  and the  Servicer are
provided  with an  Opinion  of  Counsel  which  establishes  to the satisfaction of the Depositor,  the Owner Trustee,  the Certificate
Registrar  and the Servicer  that the purchase of such  Certificate is  permissible  under  applicable  law,  will  not  constitute  or result in any  prohibited  transaction  under ERISA or Section 4975 of  the  Code  and  will  not  subject  the  Depositor,  the  Owner
Trustee,  the Trust,  the Certificate  Registrar or the Servicer to
any obligation or liability  (including  obligations or liabilities under  ERISA or  Section  4975 of the  Code) in  addition  to those
undertaken  in  this  Owner  Trust  Agreement,   which  Opinion  of
Counsel  shall  not be an  expense  of  the  Depositor,  the  Owner

Trustee,  the  Certificate  Registrar or the  Servicer.  In lieu of such Opinion of Counsel,  a Plan,  any Person  acting,  directly or indirectly,  on behalf of any such Plan or any Person  acquiring  a
Certificate   with   Plan   Assets   of  a  Plan  may   provide   a
certification  in  the  form  of  Exhibit  F to  this  Owner  Trust
Agreement,   which   the   Depositor,   the  Owner   Trustee,   the
Certificate  Registrar  and the  Servicer  may  rely  upon  without further  inquiry  or  investigation.  Neither an Opinion of Counsel nor a  certification  will  be  required  in  connection  with  the initial  transfer  of  the  Certificates  by the  Depositor  to the
Underwriter and the Depositor  shall be deemed to have  represented that  the  Underwriter  is not a Plan or a  Person  investing  Plan
Assets  of any  Plan) and the  Owner  Trustee  and the  Certificate
Registrar   shall  be   entitled  to   conclusively   rely  upon  a
representation  (which,  upon the  request  of the  Owner  Trustee, shall  be a  written  representation)  from  the  Depositor  of the status of such transferee as an affiliate of the Depositor.

      In  addition,   no  transfer  of  a   Certificate   shall  be
permitted,  and  no  such  transfer  shall  be  registered  by  the
Certificate  Registrar or be effective hereunder,  if such transfer or the  registration  of such transfer  would cause the Trust to be
classified  as  a  publicly  traded   partnership,   taxable  as  a
corporation  for federal  income tax  purposes by causing the Trust to have more than 100  Certificateholders  at any time  during  the
taxable   year  of  the  Trust,   an   association   taxable  as  a
corporation,  a corporation or a taxable  mortgage pool for federal and relevant state income tax purposes.

      In addition, no transfer,  sale, assignment,  pledge or other disposition  of a Certificate  (other than the initial  transfer by the  Depositor  to  the  Underwriter)  shall  be  made  unless  the proposed  transferee  certifies,  in form and substance  reasonably satisfactory  to the  Certificate  Registrar and the Depositor that
(1)  the  transferee  is  acquiring  such  Certificate  for its own behalf  and is not  acting  as agent  or  custodian  for any  other person or entity in connection  with such  acquisition  and (2) the transferee  is not a  partnership,  grantor  trust or S corporation for federal income tax purposes.

Section 3.06.   Mutilated,    Destroyed,    Lost    or    Stolen
                ---------------------------------------------------
Certificates.   If  (a)  any   mutilated   Certificate   shall   be
surrendered to the  Certificate  Registrar,  or if the  Certificate
Registrar  shall  receive  evidence  to  its  satisfaction  of  the destruction,  loss or theft of any  Certificate and (b) there shall be delivered to the  Certificate  Registrar  and the Owner  Trustee
such  security  or  indemnity  as may be  required  by them to save each of them  and the  Trust  from  harm,  then in the  absence  of notice  to the  Certificate  Registrar  or the Owner  Trustee  that such  Certificate has been acquired by a protected  purchaser,  the
Owner  Trustee  shall  execute on behalf of the Trust and the Owner
Trustee  or  the   Certificate   Paying   Agent,   as  the  Trust's
authenticating  agent, shall authenticate and deliver,  in exchange for or in lieu of any such  mutilated,  destroyed,  lost or  stolen
Certificate,  a new  Certificate  of like  tenor and  denomination.
In connection with the issuance of any new  Certificate  under this
Section 3.06,  the Owner Trustee or the  Certificate  Registrar may
require the payment of a sum  sufficient  to cover any tax or other governmental  charge that may be imposed in  connection  therewith.
Any  duplicate  Certificate  issued  pursuant to this  Section 3.06 shall  constitute  conclusive  evidence of  ownership in the Trust, as if  originally  issued,  whether  or not  the  lost,  stolen  or destroyed Certificate shall be found at any time.

Section 3.07.   Persons  Deemed  Certificateholders.  Prior  to due
                -----------------------------------
presentation  of the  Certificates  for  registration  of transfer, the Owner Trustee,  the  Certificate  Registrar or any  Certificate
Paying  Agent may treat the  Person in whose  name any  Certificate is  registered  in

the  Certificate  Register  as the owner of such  Certificate  for the purpose of  receiving  distributions  pursuant to Section 5.02 and for all  other  purposes  whatsoever,  and none of the  Trust,  the  Owner
Trustee,  the Certificate  Registrar or any  Certificate  Paying Agent
shall be bound by any notice to the contrary.

Section 3.08.   Access to  Certificateholders'  Name and Addresses.
                --------------------------------------------------
The  Certificate  Registrar  shall furnish or cause to be furnished to the  Depositor  or  the  Owner  Trustee,  within  15 days  after
receipt  by  the   Certificate   Registrar  of  a  written  request
therefor from the Depositor or the Owner  Trustee,  a list, in such form as the  Depositor  or the Owner  Trustee,  as the case may be,
may  reasonably   require,  of  the  names  and  addresses  of  the
Certificateholders   as  of  the  most  recent  Record  Date.  Each
Certificateholder,  by  receiving  and  holding  the  Certificates, shall be deemed to have  agreed not to hold any of the  Trust,  the
Depositor,   the   Certificate   Registrar  or  the  Owner  Trustee
accountable  by reason of the  disclosure  of its name and address, regardless of the source from which such information was derived.

Section 3.09.   Maintenance   of  Office  or   Agency.   The  Owner
                -------------------------------------
Trustee on behalf of the Trust,  shall  maintain in the City of New
York  an  office  or  offices  or  agency  or  agencies  where  the
Certificates  may be surrendered  for  registration  of transfer or exchange  and  where  notices  and  demands  to or upon  the  Owner
Trustee  in  respect of the  Certificates  and the Basic  Documents
may  be  served.   The  Owner  Trustee  initially   designates  the
Corporate  Trust Office of the Indenture  Trustee as its office for
such  purposes.   The  Owner  Trustee  shall  give  prompt  written
notice to the  Depositor and the  Certificateholders  of any change in the location of the  Certificate  Register or any such office or agency.

Section 3.10.   Certificate   Paying  Agent.  (a)  The  Certificate
                ---------------------------
Paying  Agent shall make  distributions  to the  Certificateholders from the  Certificate  Distribution  Account on behalf of the Trust in accordance with the provisions of the  Certificates  and Section
5.01  hereof  from  payments  remitted  to the  Certificate  Paying
Agent by the  Indenture  Trustee  pursuant  to Section  3.05 of the
Indenture.  The Trust  hereby  appoints  the  Indenture  Trustee as
Certificate Paying Agent.  The Certificate Paying Agent shall:

(i)   hold all sums held by it for the  payment of amounts due with respect  to the  Certificates  in  trust  for  the  benefit  of the
Persons  entitled  thereto  until  such sums  shall be paid to such
Persons or otherwise disposed of as herein provided;

(ii)  give the Owner Trustee  notice of any default by the Trust of which  it has  actual  knowledge  in  the  making  of  any  payment required to be made with respect to the Certificates;

(iii) at any time  during the  continuance  of any such  default by
the  Trust,   upon  the  written   request  of  the  Owner  Trustee
forthwith  pay to the  Owner  Trustee  on  behalf  of the Trust all sums held in trust by the  Certificate  Paying  Agent  pursuant  to clause (i) above;

(iv)  immediately  resign as Certificate Paying Agent and forthwith pay to the  Owner  Trustee  on behalf of the Trust all sums held by it in trust for the payment of the  Certificates  if at any time it
ceases  to  meet  the   standards   required   to  be  met  by  the
Certificate Paying Agent at the time of its appointment;

(v)   comply with all  requirements of the Code with respect to the withholding  from any payments  made by it on the  Certificates  of any applicable  withholding  taxes imposed thereon and with respect to any applicable reporting  requirements in connection  therewith;
and

(vi)  deliver  to the  Owner  Trustee  a  copy  of  the  report  to
Certificateholders  prepared  with  respect to each Payment Date by the Indenture Trustee.

(b)   The Trust may revoke  such  power and remove the  Certificate
Paying  Agent  if  the  Owner   Trustee   determines  in  its  sole
discretion that the  Certificate  Paying Agent shall have failed to perform its  obligations  under this Owner Trust  Agreement  in any material  respect.  The  Indenture  Trustee  shall be  permitted to resign as  Certificate  Paying Agent upon 30 days written notice to
the  Owner  Trustee;   provided  the  Indenture   Trustee  is  also
resigning  as Paying  Agent under the  Indenture  at such time.  In the  event  that  the  Indenture  Trustee  shall no  longer  be the
Certificate  Paying  Agent  under this Owner  Trust  Agreement  and
Paying Agent under the  Indenture,  the Owner Trustee shall appoint a successor  to act as  Certificate  Paying Agent (which shall be a bank or  trust  company)  and  which  shall  also be the  successor
Paying Agent under the  Indenture.  The Owner  Trustee  shall cause
such   successor   Certificate   Paying  Agent  or  any  additional
Certificate   Paying  Agent  appointed  by  the  Owner  Trustee  to
execute  and  deliver  to the Owner  Trustee an  instrument  to the effect  set  forth  in  this  Section  3.10  as it  relates  to the
Certificate  Paying  Agent.  The  Certificate  Paying  Agent  shall return  all  unclaimed  funds to the  Trust and upon  removal  of a
Certificate  Paying Agent such Certificate  Paying Agent shall also return all funds in its  possession  to the Trust.  The  provisions of  Sections  6.01,  6.04 and 7.01 shall  apply to the  Certificate
Paying  Agent  to the  extent  applicable.  Any  reference  in this
Owner  Trust  Agreement  to  the  Certificate  Paying  Agent  shall include any co-paying agent unless the context requires otherwise.

(c)   The  Certificate  Paying Agent shall  establish  and maintain with  itself  the  Certificate  Distribution  Account  in which the
Certificate  Paying Agent shall  deposit,  on the same day as it is received from the Indenture  Trustee,  each remittance  received by
the  Certificate   Paying  Agent  with  respect  to  payments  made
pursuant  to the  Indenture.  The  Certificate  Paying  Agent shall make all  distributions on the Certificates  from moneys on deposit in the Certificate Distribution Account.

Section 3.11.   Subordination.  Except  as  otherwise  provided  in
                -------------
the Basic  Documents,  for so long as any Notes are  outstanding or unpaid,  the  Certificateholders  will generally be subordinated in
right  of  payment,   under  the  Certificates  or  otherwise,   to
payments to the  Noteholders  under,  or otherwise  related to, the
Indenture.  If an Event of Default has occurred  and is  continuing under the Indenture,  the Certificates  will be fully  subordinated to  obligations  owing by the Trust to the  Noteholders  under,  or otherwise related to, the Indenture,  and no distributions  will be made on the  Certificates  until the  Noteholders and the Indenture
Trustee have been irrevocably paid in full.

                          ARTICLE IV

               Authority and Duties of Owner Trustee
               -------------------------------------

Section 4.01.   General    Authority.    The   Owner   Trustee   is
                --------------------
authorized   and   directed   to  execute  and  deliver  the  Basic
Documents   to  which   the  Trust  is  to  be  a  party  and  each
certificate  or  other  document  attached  as  an  exhibit  to  or contemplated  by the Basic  Documents to which the Trust is to be a
party  and  any   amendment  or  other   agreement  or   instrument
described  herein,  in each case, in such form as the Owner Trustee shall approve,  as evidenced  conclusively  by the Owner  Trustee's execution thereof.

Section 4.02.   General   Duties.   The  Owner   Trustee  shall  be
                ----------------
responsible  to administer  the Trust pursuant to the terms of this
Owner   Trust    Agreement    and   in   the    interest   of   the
Certificateholders,   subject  to  the  Basic   Documents   and  in
accordance  with the  provisions  of this  Owner  Trust  Agreement.
Notwithstanding  the  foregoing,  the Owner Trustee shall be deemed to have  discharged  its duties  under this Owner  Trust  Agreement and the other  Basic  Documents  to the  extent  that the Seller or
the   Administrator   shall  have  agreed  in  the   Administration
Agreement  to  perform  the  duties  of the  Owner  Trustee  or the
Trust,   and  the  Owner  Trustee  shall  not  be  responsible  for monitoring  the  performance  of such  duties by the  Seller or the
Administrator  nor shall the Owner  Trustee  be liable for the acts or  omissions  of the  Seller  or the  Administrator.  In no  event shall the Owner  Trustee be  obligated  to assume the duties of the
Seller  or   Administrator   in  the  event  of  the   Seller's  or
Administrator's   resignation,   removal,   insolvency   or   other
incapacity.

Section 4.03.   Action upon Instruction.
                -----------------------

(a)   Subject to this Article IV and in  accordance  with the terms of the Basic  Documents,  holders of a majority of the  Certificate
Percentage  Interest  may by written  instruction  direct the Owner
Trustee in the  management  of the  Trust.  Such  direction  may be exercised at any time by written  instruction  of a majority of the
Certificate Percentage Interest pursuant to this Article IV.

(b)   Notwithstanding  the  foregoing,  the Owner Trustee shall not be  required  to take  any  action  hereunder  or under  any  Basic
Document if the Owner  Trustee  shall have  reasonably  determined, or shall have been  advised by counsel,  that such action is likely to  result in  liability  on the part of the  Owner  Trustee  or is contrary  to the  terms  hereof  or of  any  Basic  Document  or is otherwise contrary to law.

(c)   Whenever  the  Owner  Trustee  is  required  to  decide or is unable to decide between  alternative  courses of action  permitted or  required by the terms of this Owner  Trust  Agreement  or under any Basic  Document,  or in the event  that the  Owner  Trustee  is unsure as to the  application  of any provision of this Owner Trust
Agreement  or  any  Basic   Document  or  any  such   provision  is
ambiguous  as to its  application,  or is,  or  appears  to be,  in conflict  with any  other  applicable  provision,  or in the  event that this Owner Trust Agreement  permits any  determination  by the
Owner  Trustee  or is silent or is  incomplete  as to the course of action that the Owner  Trustee is required to take with  respect to a particular  set of facts,  the Owner Trustee shall  promptly give
notice   (in  such   form  as  shall  be   appropriate   under  the
circumstances) to the

Certificateholders  requesting  direction as
to the course of action to be  adopted  and to the extent the Owner
Trustee  acts  in  good  faith  in  accordance   with  any  written
instructions  received  from  such  Certificateholder,   the  Owner
Trustee  shall  not be  liable  on  account  of such  action to any
Person.  If the Owner Trustee  shall not have received  appropriate instruction  within 10 days of such notice (or within such  shorter period of time as  reasonably  may be  specified  in such notice or may be  necessary  under the  circumstances)  it may,  but shall be under no duty to,  take or  refrain  from  taking  such  action not
inconsistent   with  this  Owner  Trust   Agreement  or  the  Basic
Documents,  as it  shall  deem to be in the best  interests  of the
Certificateholders,  and the Owner  Trustee shall have no liability to any Person for such action or inaction.

Section 4.04.   No Duties  Except as  Specified  under  Specified
                ---------------------------------------------------
Documents  or in  Instructions.  The Owner  Trustee  shall not have
------------------------------
any duty or  obligation  to manage,  make any payment  with respect to,  register,  record,  sell,  dispose of, or otherwise  deal with the Owner  Trust  Estate,  or to  otherwise  take or  refrain  from taking  any action  under,  or in  connection  with,  any  document contemplated  hereby to which the Owner Trustee is a party,  except as  expressly  required  by  this  Owner  Trust  Agreement;  and no implied duties or  obligations  shall be read into this Owner Trust
Agreement  or any Basic  Document  against the Owner  Trustee.  The
Owner Trustee shall have no  responsibility  to prepare or file any financing or  continuation  statement  in any public  office at any time or to  otherwise  perfect or maintain  the  perfection  of any security  interest or lien  granted to it  hereunder  or to prepare or file any  Securities  and  Exchange  Commission  filing  for the
Trust  or to  record  this  Owner  Trust  Agreement  or  any  Basic
Document.  The Owner Trustee  nevertheless  agrees that it will, at its own cost  and  expense,  promptly  take  all  action  as may be necessary  to  discharge  any liens on any part of the Owner  Trust
Estate that result from  actions by, or claims  against,  the Owner
Trustee  in its  individual  capacity  that are not  related to the ownership or the administration of the Owner Trust Estate.

Section 4.05.   Restrictions.
                ------------

(a)   The  Owner  Trustee  shall  not take any  action  (x) that is inconsistent  with the  purposes  of the Trust set forth in Section
2.03 or (y) that,  to the actual  knowledge  of the Owner  Trustee, would result in the Trust  becoming  taxable as a  corporation  for federal  income  tax  purposes.  The  Certificateholders  shall not direct the Owner  Trustee to take  action  that would  violate  the provisions of this Section 4.05.

(b)   The Owner  Trustee  shall not convey or  transfer  any of the
Trust's  properties  or assets,  including  those  included  in the
Owner  Trust  Estate,  to  any  person  unless  (a) it  shall  have
received   an  Opinion   of   Counsel  to  the  effect   that  such
transaction  will not have any material  adverse tax consequence to the  Trust  or any  Certificateholder  and (b) such  conveyance  or transfer  shall not violate the  provisions  of Section  3.15(b) of the Indenture.

Section 4.06.   Prior  Notice  to  the  Certificateholders   with
                ---------------------------------------------------
Respect  to  Certain   Matters.   With  respect  to  the  following
------------------------------
matters,  the Owner  Trustee  shall not take action unless at least
30 days  before the taking of such action,  the Owner Trustee shall have  notified the  Certificateholders  of the proposed  action and the holders of a majority of the  Certificate  Percentage  Interest shall not have  notified the Owner  Trustee in writing prior to the
30th  day  after  such  notice  is given  that  such  holders  have withheld consent or provided alternative direction:

(a)   the  initiation  of any claim or lawsuit by the Trust and the compromise  of any action,  claim or lawsuit  brought by or against the Trust;

(b)   the  election  by the  Trust  to  file  an  amendment  to the
Certificate  of Trust  (unless  such  amendment  is  required to be filed under the Statutory Trust Statute);

(c)   the  amendment of the Indenture by a  supplemental  indenture in circumstances where the consent of any Noteholder is required;

(d)   the  amendment of the Indenture by a  supplemental  indenture in  circumstances  where  the  consent  of  any  Noteholder  is not required  and  such  amendment  materially  adversely  affects  the interest of the Certificateholders; and

(e)   the  appointment  pursuant  to the  Indenture  of a successor
Note  Registrar,  Paying Agent or Indenture  Trustee or pursuant to this Owner Trust  Agreement  of a successor  Certificate  Registrar or  Certificate  Paying Agent or the consent to the  assignment  by the Note Registrar,  Paying Agent,  Indenture Trustee,  Certificate
Registrar  or  Certificate  Paying Agent of its  obligations  under the Indenture or this Owner Trust Agreement, as applicable.

Section 4.07.   Action  by  Certificateholders  with  Respect  to
                ---------------------------------------------------
Certain  Matters.  The  Owner  Trustee  shall  not have the  power,
----------------
except   upon  the   direction   of  the   Certificateholders,   to
(a) remove the Servicer under the Servicing  Agreement  pursuant to
Sections   7.01  and  8.05  thereof  or  (b)  except  as  expressly
provided  in  the  Basic  Documents,   sell  the  Loans  after  the
termination  of the  Indenture.  The Owner  Trustee  shall take the actions  referred to in the  preceding  sentence  only upon written instructions signed by the Certificateholders.

Section 4.08.   Action  by  Certificateholder   with  Respect  to
                ---------------------------------------------------
Bankruptcy.   The  Owner  Trustee  shall  not  have  the  power  to
----------
commence a  voluntary  proceeding  in  bankruptcy  relating  to the
Trust  without  the prior  approval of the  Certificateholders  and the delivery to the Owner  Trustee by each  Certificateholder  of a
certificate  certifying  that  such  Certificateholder   reasonably
believes that the Trust is insolvent.

Section 4.09.   Restrictions  on  Certificateholders'   Power.  The
                ---------------------------------------------
Certificateholders  shall not direct  the Owner  Trustee to take or to  refrain  from  taking  any  action if such  action or  inaction would be  contrary  to any  obligation  of the  Trust or the  Owner
Trustee  under  this  Owner  Trust  Agreement  or any of the  Basic
Documents  or would be  contrary  to  Section  2.03,  nor shall the
Owner Trustee be obligated to follow any such direction, if given.

Section 4.10.   Doing    Business    in    Other     Jurisdictions.
                --------------------------------------------------
Notwithstanding   anything   contained   herein  to  the  contrary,
neither  Wilmington  Trust  Company nor the Owner  Trustee shall be required to take any action in any  jurisdiction  other than in the
State of  Delaware if the taking of such  action  will,  even after the  appointment of a co-trustee or separate  trustee in accordance with Section  9.05  hereof,  (i) require the consent or approval or authorization  or order  of or the  giving  of  notice  to,  or the registration  with or the  taking  of any other  action in  respect of,  any  state or other  governmental  authority  or agency of any jurisdiction  other than the State of Delaware;  (ii) result in any fee, tax or other  governmental  charge under the laws of the State of  Delaware  becoming  payable by  Wilmington  Trust  Company,  or
(iii) subject  Wilmington  Trust  Company to personal  jurisdiction in any  jurisdiction  other than the State of  Delaware  for causes of action  arising from acts unrelated to the  consummation  of the transactions by Wilmington  Trust Company or the Owner Trustee,  as
the case may be, contemplated hereby.

                            ARTICLE V

                    Application of Trust Funds
                    --------------------------

Section 5.01.   Distributions.
                -------------

(a)   On each  Payment  Date,  the  Certificate  Paying Agent shall distribute  to each  Certificateholder,  pursuant  to the terms set
forth  in  the   Certificates,   all  funds  on   deposit   in  the
Certificate   Distribution   Account  and  available  therefor  (as
provided  in Section  3.05 of the  Indenture),  as the  Certificate
Distribution Amount for such Payment Date.

(b)   In the  event  that any  withholding  tax is  imposed  on the
distributions     (or     allocations    of    income)    to    the
Certificateholders,  such tax shall  reduce  the  amount  otherwise distributable  to the  Certificateholders  in accordance  with this
Section 5.01.  The  Certificate  Paying Agent is hereby  authorized and  directed  to  retain  or cause  to be  retained  from  amounts
otherwise   distributable  to  the  Certificateholders   sufficient
funds  for the  payment  of any tax  that  is  legally  owed by the
Trust (but such  authorization  shall not prevent the Owner Trustee from  contesting  any  such  tax in  appropriate  proceedings,  and withholding  payment of such tax, if permitted by law,  pending the outcome of such  proceedings).  The amount of any  withholding  tax imposed with respect to any  Certificateholder  shall be treated as cash  distributed  to  such  Certificateholder  at the  time  it is withheld by the  Certificate  Paying Agent.  The amount of any such withholding  tax  shall  be  remitted  by  the  Certificate  Paying
Agent,  as  required,  to  the  appropriate  taxing  authority.  If there  is a  possibility  that  withholding  tax  is  payable  with respect to a  distribution  (such as a  distribution  to a non-U.S.
Certificateholder),  the  Certificate  Paying Agent may in its sole
discretion   withhold   such  amounts  in   accordance   with  this
paragraph (b).

(c)   Distributions    to   the    Certificateholders    shall   be
subordinated   to  the  creditors  of  the  Trust,   including  the
Noteholders.

(d)   Allocations of profits and losses,  as determined for federal income tax purposes,  shall be made to the  Certificateholders on a pro  rata  basis  based  on the  Certificate  Percentage  Interests thereof.

Section 5.02.   Method of  Payment.  Subject  to  Section  8.01(c),
                ------------------
distributions  required  to be  made to the  Certificateholders  on any Payment  Date as provided in Section  5.01 shall be made to the
Certificateholders  of record on the preceding  Record Date by wire transfer,  in immediately  available  funds, to the account of each
Certificateholder  at a bank or  other  entity  having  appropriate
facilities  therefor,   if  such   Certificateholders   shall  have
provided  to  the   Certificate   Registrar   appropriate   written
instructions  at least five  Business  Days  prior to such  Payment
Date or, if not, by check mailed to such  Certificateholder  at the address  of such  Certificateholder  appearing  in the  Certificate
Register.

Section 5.03.   Signature  on  Returns.   The  Administrator  shall
                ----------------------
sign on behalf of the Trust the tax returns of the Trust.

Section 5.04.   Statements to  Certificateholders.  On each Payment
                ---------------------------------
Date,  the  Certificate  Paying  Agent shall make  available on its website the statement or  statements  provided to the Owner Trustee and the Certificate Paying Agent by the Indenture Trustee.

Section 5.05.   Tax Elections.
                -------------

      The   Certificateholder   agrees   by  its   purchase   of  a
Certificate to treat the Trust as a domestic  eligible  entity with a single  owner  electing to be  disregarded  as a separate  entity for  purposes of federal and state  income tax,  franchise  tax and any  other tax  measured  in whole or in part by  income,  with the
Notes  being  debt of the Trust,  as  further  set forth in Section
2.06.  For income tax purposes the parties  hereto  intend that the transaction set forth herein shall not be a taxable event.

                          ARTICLE VI

                   Concerning the Owner Trustee
                   ----------------------------

Section 6.01.   Acceptance   of  Trusts  and   Duties.   The  Owner
                -------------------------------------
Trustee  accepts  the trusts  hereby  created and agrees to perform its duties  hereunder  with  respect  to such  trusts but only upon the terms of this Owner  Trust  Agreement.  The Owner  Trustee  and the  Certificate  Paying  Agent also agree to  disburse  all moneys actually  received  by it  constituting  part  of the  Owner  Trust
Estate upon the terms of the Basic  Documents  and this Owner Trust
Agreement.   The  Owner   Trustee   shall  not  be   answerable  or
accountable  hereunder  or  under  any  Basic  Document  under  any
circumstances,   except  (i)  for  its  own   willful   misconduct,
negligence  or bad faith or (ii) in the case of the  inaccuracy  of
any   representation   or  warranty   contained   in  Section  6.03
expressly  made by the Owner  Trustee.  In  particular,  but not by way of limitation  (and subject to the  exceptions set forth in the preceding sentence):

(a)   No  provision  of this  Owner  Trust  Agreement  or any Basic
Document  shall  require the Owner  Trustee to expend or risk funds or otherwise  incur any financial  liability in the  performance of any of its rights,  duties or powers  hereunder  or under any Basic
Document if the Owner  Trustee  shall have  reasonable  grounds for believing  that  repayment  of such  funds  or  adequate  indemnity against  such  risk  or  liability  is not  reasonably  assured  or provided to it;

(b)   Under no circumstances  shall the Owner Trustee be liable for indebtedness  evidenced  by or  arising  under  any  of  the  Basic
Documents, including the principal of and interest on the Notes;

(c)   The Owner Trustee shall not be responsible  for or in respect of the  validity or  sufficiency  of this Owner Trust  Agreement or for the due  execution  hereof  by the  Depositor  or for the form, character,  genuineness,  sufficiency,  value or validity of any of the Owner  Trust  Estate,  or for or in respect of the  validity or
sufficiency   of  the   Basic   Documents,   the   Notes,   or  the
Certificates,  other than the certificate of  authentication on the
Certificates,  if  executed  by the  Owner  Trustee  and the  Owner
Trustee shall in no event assume or incur any  liability,  duty, or obligation  to any  Noteholder or to any  Certificateholder,  other than as expressly  provided  for herein or  expressly  agreed to in the Basic Documents;

(d)   The execution,  delivery,  authentication  and performance by
it  of  this  Owner   Trust   Agreement   will  not   require   the
authorization,  consent  or  approval  of, the giving of notice to, the  filing  or  registration  with,  or the  taking  of any  other action with respect to, any governmental authority or agency;

(e)   The Owner  Trustee  shall not be liable  for the  default  or misconduct  of the  Depositor,  Indenture  Trustee or the  Servicer
under  any of the  Basic  Documents  or  otherwise  and  the  Owner
Trustee  shall have no  obligation  or  liability  to  perform  the obligations  of the Trust under this Owner Trust  Agreement  or the
Basic   Documents   that  are  required  to  be  performed  by  the
Indenture  Trustee  under the  Indenture,  the  Servicer  under the
Servicing  Agreement or the Seller or the  Administrator  under the
Administration Agreement; and

(f)   The Owner  Trustee  shall be under no  obligation to exercise any of the  rights or powers  vested  in it or  duties  imposed  by this Owner  Trust  Agreement,  or to  institute,  conduct or defend any  litigation  under this Owner Trust  Agreement  or otherwise or in relation to this Owner Trust  Agreement  or any Basic  Document, at the  request,  order  or  direction  of the  Certificateholders, unless the  Certificateholders  have  offered to the Owner  Trustee security  or  indemnity  satisfactory  to  it  against  the  costs, expenses  and  liabilities  that  may  be  incurred  by  the  Owner
Trustee  therein  or  thereby.  The right of the Owner  Trustee  to perform  any  discretionary  act  enumerated  in this  Owner  Trust
Agreement  or in any Basic  Document  shall not be  construed  as a duty,  and the  Owner  Trustee  shall not be  answerable  for other than  its  negligence,  bad  faith  or  willful  misconduct  in the performance of any such act.

Section 6.02.   Furnishing  of  Documents.  The Owner Trustee shall
                -------------------------
furnish to the  Securityholders  promptly upon receipt of a written reasonable  request therefor,  duplicates or copies of all reports, notices,  requests,  demands,  certificates,  financial  statements and any other  instruments  furnished  to the Trust under the Basic
Documents.

Section 6.03.   Representations  and Warranties.  The Owner Trustee
                -------------------------------
hereby  represents and warrants to the  Depositor,  for the benefit of the Certificateholders, that:

(a)   It  is a  banking  corporation  duly  organized  and  validly
existing  in  good  standing   under  the  laws  of  the  State  of
Delaware.  It has all  requisite  corporate  power and authority to execute,  deliver  and  perform  its  obligations  under this Owner
Trust Agreement;

(b)   It has taken all corporate  action necessary to authorize the execution  and  delivery by it of this Owner Trust  Agreement,  and this Owner Trust  Agreement  will be executed and  delivered by one of its  officers  who is duly  authorized  to execute  and  deliver this Owner Trust Agreement on its behalf;

(c)   Neither the  execution  nor the  delivery by it of this Owner
Trust  Agreement,  nor the  consummation by it of the  transactions contemplated  hereby nor  compliance by it with any of the terms or provisions  hereof will  contravene  any  federal or Delaware  law, governmental  rule or  regulation  governing  the  banking or trust powers of the Owner  Trustee or any  judgment  or order  binding on it, or  constitute  any  default  under its  charter  documents  or
bylaws  or  any  indenture,   mortgage,   contract,   agreement  or
instrument  to  which  it  is a  party  or  by  which  any  of  its properties may be bound;

(d)   This  Owner  Trust  Agreement,  assuming  due  authorization, execution  and  delivery  by the  Depositor,  constitutes  a valid, legal and  binding  obligation  of the Owner  Trustee,  enforceable
against  it  in  accordance   with  the  terms  hereof  subject  to
applicable bankruptcy, insolvency,  reorganization,  moratorium and
other  laws  affecting  the   enforcement   of  creditors'   rights
generally  and to  general  principles  of  equity,  regardless  of whether such  enforcement  is  considered in a proceeding in equity or at law;

(e)   The Owner  Trustee  is not in  default  with  respect  to any order or  decree of any court or any  order,  regulation  or demand of any federal,  state,  municipal or  governmental  agency,  which
default  might  have   consequences   that  would   materially  and
adversely  affect the

condition  (financial or other) or operations
of the Owner Trustee or its  properties or might have  consequences that would materially  adversely affect its performance  hereunder;
and

(f)   No  litigation  is  pending  or,  to the  best  of the  Owner
Trustee's  knowledge,  threatened  against the Owner  Trustee which would  prohibit  its  entering  into this Owner Trust  Agreement or performing its obligations under this Owner Trust Agreement.

Section 6.04.   Reliance; Advice of Counsel.
                ---------------------------

(a)   The  Owner  Trustee  shall  incur no  liability  to anyone in
acting  upon  any  signature,   instrument,   notice,   resolution,
request,  consent,  order,  certificate,  report, opinion, bond, or other  document or paper  believed by it to be genuine and believed by it to be  signed  by the  proper  party or  parties.  The  Owner
Trustee may accept a certified  copy of a  resolution  of the board of  directors or other  governing  body of any  corporate  party as conclusive  evidence that such  resolution has been duly adopted by such  body and that the same is in full  force  and  effect.  As to any fact or  matter  the  method of  determination  of which is not specifically  prescribed  herein,  the  Owner  Trustee  may for all purposes  hereof rely on a certificate,  signed by the president or any  vice  president  or  by  the  treasurer  or  other  authorized officers  of the  relevant  party,  as to such fact or  matter  and such  certificate  shall  constitute  full  protection to the Owner
Trustee  for any action  taken or omitted to be taken by it in good faith in reliance thereon.

(b)   In the exercise or  administration of the Trust hereunder and in the performance of its duties and  obligations  under this Owner
Trust Agreement or the Basic  Documents,  the Owner Trustee (i) may
act  directly  or through  its  agents,  attorneys,  custodians  or nominees  (including  persons  acting  under a power  of  attorney)
pursuant  to  agreements  entered  into  with any of them,  and the
Owner  Trustee  shall not be liable for the  conduct or  misconduct of  such  agents,  attorneys,  custodians  or  nominees  (including persons  acting  under a power of  attorney)  if such  persons have been selected by the Owner Trustee with  reasonable  care, and (ii)
may consult with counsel,  accountants  and other  skilled  persons to be  selected  with  reasonable  care and  employed  by it at the expense of the  Trust.  The Owner  Trustee  shall not be liable for anything  done,  suffered  or  omitted  in  good  faith  by  it  in accordance  with  the  opinion  or  advice  of  any  such  counsel, accountants or other such Persons.

Section 6.05.   Not  Acting  in  Individual  Capacity.   Except  as
                -------------------------------------
provided  in this  Article  VI,  in  accepting  the  trusts  hereby created  Wilmington  Trust  Company  acts  solely as Owner  Trustee hereunder  and not in its  individual  capacity,  and  all  Persons having  any  claim  against  the  Owner  Trustee  by  reason of the transactions  contemplated  by this Owner  Trust  Agreement  or any
Basic  Document  shall  look only to the  Owner  Trust  Estate  for payment or satisfaction thereof.

Section 6.06.   Owner  Trustee  Not  Liable  for  Certificates  or
                ---------------------------------------------------
Related  Documents.  The  recitals  contained  herein  and  in  the
------------------
Certificates  (other than the  signatures  of the Owner  Trustee on the  Certificates)  shall  not be  taken as the  statements  of the
Owner  Trustee,  and the Owner  Trustee  assumes no  responsibility
for  the   correctness   thereof.   The  Owner   Trustee  makes  no
representations  as to the  validity or  sufficiency  of this Owner
Trust  Agreement,  of any  Basic  Document  or of the  Certificates
(other   than  the   signatures   of  the  Owner   Trustee  on  the
Certificates)  or the  Notes,  or of  any  Related  Documents.  The
Owner  Trustee  shall  at  no  time  have  any   responsibility  or
liability  with  respect  to the  sufficiency  of the  Owner  Trust

Estate or its ability to generate  the  payments to be  distributed to the  Certificateholders  under this Owner Trust Agreement or the
Noteholders under the Indenture,  including,  the compliance by the
Depositor  or the Seller with any warranty or  representation  made under  any  Basic  Document  or in  any  related  document  or  the accuracy of any such warranty or  representation,  or any action of the  Certificate  Paying Agent,  the  Certificate  Registrar or the
Indenture Trustee taken in the name of the Owner Trustee.

Section 6.07.   Owner  Trustee  May Own the  Certificates  and the
                ---------------------------------------------------
Notes.  The Owner Trustee in its  individual or any other  capacity
-----
may become the owner or  pledgee of the  Certificates  or the Notes and may deal  with  the  Depositor,  the  Seller,  the  Certificate
Paying Agent, the Certificate  Registrar and the Indenture  Trustee
in  transactions  with the same  rights as it would have if it were not Owner Trustee.

                          ARTICLE VII

                   Compensation of Owner Trustee
                   -----------------------------

Section 7.01.   Owner  Trustee's  Fees  and  Expenses.   The  Owner
                -------------------------------------
Trustee shall receive as  compensation  for its services  hereunder such fees as have  been  separately  agreed  upon  before  the date hereof (the  "Owner  Trustee  Fee") from the Seller,  and the Owner
Trustee shall be reimbursed for its reasonable  expenses  hereunder
and  under   the  Basic   Documents,   including   the   reasonable
compensation,   expenses   and   disbursements   of  such   agents,
representatives,  experts  and  counsel  as the Owner  Trustee  may reasonably  employ in connection  with the exercise and performance of its  rights  and  its  duties  hereunder  and  under  the  Basic
Documents which shall be payable by the Seller.

Section 7.02.   Indemnification.  The  Seller,  the  Depositor  and
                ---------------
the Trust (on a joint and several  basis) shall  indemnify,  defend and hold harmless the Owner  Trustee,  both as Owner Trustee and in its individual capacity,  and its successors,  assigns,  agents and
servants   (collectively,   the  "Indemnified  Parties")  from  and
against,  any and all liabilities,  obligations,  losses,  damages, taxes,  claims,  actions  and  suits,  and any  and all  reasonable costs,  expenses  and  disbursements  (including  reasonable  legal
fees   and   expenses)   of  any   kind   and   nature   whatsoever
(collectively,  "Expenses")  which may at any time be  imposed  on,
incurred  by,  or  asserted   against  the  Owner  Trustee  or  any
Indemnified  Party in any way  relating  to or arising  out of this
Owner  Trust  Agreement,  the  Basic  Documents,  the  Owner  Trust
Estate,  the  administration  of  the  Owner  Trust  Estate  or the action or inaction of the Owner Trustee hereunder, provided, that:

(i)   the Seller, the Depositor,  and the Trust shall not be liable for  or  required  to  indemnify  an  Indemnified  Party  from  and against  Expenses  arising or  resulting  from the Owner  Trustee's willful  misconduct,  gross  negligence or bad faith or as a result of any  inaccuracy  of a  representation  or warranty  contained in
Section 6.03 expressly made by the Owner Trustee;

(ii)  with respect to any such claim,  the Indemnified  Party shall have  given  the  Seller,  the  Depositor,  and the  Trust  written notice  thereof  promptly  after the  Indemnified  Party shall have actual knowledge thereof;

(iii) while  maintaining  control over its own defense,  the Seller
shall  consult  with  the  Indemnified   Party  in  preparing  such
defense; and

(iv)  notwithstanding  anything  in this Owner Trust  Agreement  to the contrary,  the Seller,  the Depositor,  and the Trust shall not be  liable  for  settlement  of any claim by an  Indemnified  Party
entered  into  without  the  prior  consent  of  the  Seller,   the
Depositor,  or the Trust,  as  applicable,  which consent shall not be unreasonably withheld.

      The  indemnities  contained in this Section shall survive the resignation  or removal of the Owner Trustee or the  termination of this Owner Trust  Agreement.  In the event of any claim,  action or proceeding  for which  indemnity  will be sought  pursuant  to this
Section  7.02,  the Owner  Trustee's  choice of legal  counsel,  if other  than the legal  counsel  retained  by the Owner  Trustee  in connection  with the  execution  and  delivery  of this Owner Trust
Agreement,  shall be subject to the  approval of the Seller,  which approval  shall not be  unreasonably  withheld.  In addition,  upon written  notice to the Owner  Trustee  and with the  consent of the
Owner Trustee which  consent  shall not be  unreasonably  withheld, the  Seller  has the  right to assume  the  defense  of any  claim, action or proceeding against the Owner Trustee.

                           ARTICLE VIII

               Termination of Owner Trust Agreement
               ------------------------------------

Section 8.01.   Termination of Owner Trust Agreement.
                ------------------------------------

(a)   The Trust  shall  dissolve  upon the earlier of (i) the final distribution  of all moneys or other  property  or  proceeds of the
Owner Trust Estate in  accordance  with the terms of the  Indenture and this Owner Trust  Agreement  or (ii) the Final  Maturity  Date.
The bankruptcy,  liquidation,  dissolution,  death or incapacity of a  Certificateholder  shall not (x) operate to terminate this Owner
Trust    Agreement    or   the   Trust   or   (y)   entitle    such
Certificateholder's  legal  representatives  or  heirs  to claim an accounting  or to take any action or  proceeding in any court for a partition  or  winding  up of all or any  part of the  Trust or the
Owner   Trust   Estate  or   (z) otherwise   affect   the   rights,
obligations and liabilities of the parties hereto.

(b)   Neither  the  Depositor  nor any  Certificateholder  shall be entitled to revoke or terminate the Trust.

(c)   Notice  of any  dissolution  of  the  Trust,  specifying  the
Payment  Date upon  which the  Certificateholders  shall  surrender its  Certificate  to the  Certificate  Paying  Agent for payment of the  final  distribution  and  cancellation,  shall be given by the
Certificate  Paying  Agent  by  letter  to  the  Certificateholders mailed  within  five  Business  Days of  receipt  of notice of such dissolution  from the Owner  Trustee,  stating (i) the Payment Date upon or with  respect to which  final  payment of the  Certificates shall be made upon  presentation  and surrender of the Certificates at the office of the Certificate  Paying Agent therein  designated,
(ii) the  amount  of any such  final  payment  and  (iii)  that the
Record  Date  otherwise  applicable  to  such  Payment  Date is not
applicable,   payments  being  made  only  upon   presentation  and
surrender  of the  Certificates  at the  office of the  Certificate
Payment  Agent  therein  specified.  The  Certificate  Paying Agent shall give such  notice to the Owner  Trustee  and the  Certificate
Registrar   at   the   time   such   notice   is   given   to   the
Certificateholders.   Upon   presentation   and  surrender  of  the
Certificates,  the  Certificate  Paying  Agent  shall  cause  to be distributed  to the  Certificateholders  amounts  distributable  on such Payment Date pursuant to Section 5.01.

      In the event  that a  Certificateholder  shall not  surrender its Certificate for  cancellation  within six months after the date specified in the above mentioned  written  notice,  the Certificate
Paying   Agent  shall  give  a  second   written   notice  to  such
Certificateholder  to surrender the  Certificate  for  cancellation and receive the final  distribution  with respect thereto.  Subject to  applicable  laws with  respect to  escheat of funds,  if within one year  following  the  Payment  Date on which  final  payment of such  Certificate  was to have been made  pursuant to Section 5.01,
such   Certificate    shall   not   have   been   surrendered   for
cancellation,  the  Certificate  Paying Agent may take  appropriate steps,  or may  appoint  an agent  to take  appropriate  steps,  to contact the remaining  Certificateholders  concerning  surrender of such  Certificate,  and the cost  thereof  shall be paid out of the funds and other  assets  that  shall  remain  subject to this Owner
Trust   Agreement.   Any  funds   remaining   in  the   Certificate
Distribution  Account after  exhaustion  of such remedies  shall be distributed by the Certificate Paying Agent to the Servicer.

(d)   Upon  the  completion  of the  winding  up of the  Trust  and notification  to the Owner Trustee from the Servicer,  who shall be responsible for  liquidating  the Trust, as to the  satisfaction of the  obligations  of the Trust,  the Owner  Trustee shall cause the
Certificates  of Trust to be  canceled by filing a  certificate  of cancellation  with the  Secretary of State in  accordance  with the provisions  of Section  3810(c)  of the  Statutory  Trust  Statute,
upon which filing the Trust shall terminate.

                          ARTICLE IX

      Successor Owner Trustees and Additional Owner Trustees
      ------------------------------------------------------

Section 9.01.   Eligibility  Requirements  for Owner  Trustee.  The
                ---------------------------------------------
Owner Trustee shall at all times be a  corporation  satisfying  the provisions  of Section  3807(a)  of the  Statutory  Trust  Statute;
authorized to exercise  corporate  trust powers;  having a combined capital  and  surplus  of  at  least  $50,000,000  and  subject  to supervision  or examination  by federal or state  authorities;  and having  (or  having a parent  that has) long term debt  obligations with a  rating  of at least A (or the  equivalent)  by  Standard  &
Poor's and/or Moody's.  If such  corporation  shall publish reports
of  condition  at  least  annually   pursuant  to  law  or  to  the
requirements of the aforesaid  supervising or examining  authority, then for the  purpose of this  Section,  the  combined  capital and surplus  of such  corporation  shall be deemed  to be its  combined capital  and  surplus  as set  forth in its most  recent  report of condition  so  published.  In case at any  time the  Owner  Trustee shall cease to be eligible in  accordance  with the  provisions  of this Section 9.01,  the Owner Trustee shall resign  immediately  in the manner and with the effect specified in Section 9.02.

Section 9.02.   Replacement  of Owner  Trustee.  The Owner  Trustee
                ------------------------------
may at any time  resign and be  discharged  from the trusts  hereby created  by giving 30 days  prior  written  notice  thereof  to the
Depositor and the Indenture  Trustee.  Upon  receiving  such notice of  resignation,  the Indenture  Trustee shall  promptly  appoint a successor Owner Trustee, by written instrument,  in duplicate,  one copy of  which  instrument  shall  be  delivered  to the  resigning
Owner  Trustee  and  to  the  successor   Owner   Trustee.   If  no
successor  Owner  Trustee  shall  have been so  appointed  and have accepted  appointment  within  30 days  after  the  giving  of such
notice  of   resignation,   the  resigning  Owner  Trustee  or  any
Certificateholder    may    petition   any   court   of   competent
jurisdiction for the appointment of a successor Owner Trustee.

      If at any time the Owner  Trustee  shall cease to be eligible in  accordance  with the  provisions of Section 9.01 and shall fail
to  resign  after  written   request   therefor  by  the  Indenture
Trustee,  or if at any  time the  Owner  Trustee  shall be  legally unable to act, or shall be adjudged  bankrupt  or  insolvent,  or a receiver  of  the  Owner  Trustee  or  of  its  property  shall  be appointed,  or any public  officer  shall take charge or control of the Owner  Trustee or of its  property  or affairs  for the purpose
of   rehabilitation,   conservation   or   liquidation,   then  the
Indenture   Trustee  shall  remove  the  Owner   Trustee.   If  the
Indenture   Trustee  shall  remove  the  Owner  Trustee  under  the
authority of the  immediately  preceding  sentence,  the  Indenture
Trustee  shall  promptly  appoint  a  successor  Owner  Trustee  by written  instrument,  in  duplicate,  one copy of which  instrument shall be  delivered to the  outgoing  Owner  Trustee so removed and one copy to the  successor  Owner  Trustee,  and shall pay all fees owed to the outgoing Owner Trustee.

      Any   resignation   or  removal  of  the  Owner  Trustee  and
appointment  of a successor  Owner  Trustee  pursuant to any of the provisions  of  this  Section  shall  not  become  effective  until acceptance of appointment by the successor  Owner Trustee  pursuant to Section  9.03 and payment of all fees and  expenses  owed to the outgoing Owner Trustee.

Section 9.03.   Successor   Owner  Trustee.   Any  successor  Owner
                --------------------------
Trustee   appointed   pursuant  to  Section  9.02  shall   execute,
acknowledge  and  deliver  to  the  Indenture  Trustee  and  to its
predecessor   Owner   Trustee   an   instrument    accepting   such
appointment  under this Owner Trust

Agreement,  and  thereupon the
resignation  or  removal of the  predecessor  Owner  Trustee  shall become  effective,  and such successor  Owner Trustee,  without any further  act,  deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and obligations of its predecessor
under  this  Owner  Trust   Agreement,   with  like  effect  as  if
originally  named as Owner Trustee.  The predecessor  Owner Trustee shall  deliver to the  successor  Owner  Trustee all  documents and
statements   and  monies   held  by  it  under  this  Owner   Trust
Agreement;  and the  predecessor  Owner  Trustee  shall execute and
deliver  such   instruments   and  do  such  other  things  as  may
reasonably  be  required  for  fully  and  certainly   vesting  and
confirming  in  the  successor   Owner  Trustee  all  such  rights,
powers, duties and obligations.

      No  successor  Owner  Trustee  shall  accept  appointment  as
provided  in  this   Section  9.03  unless  at  the  time  of  such
acceptance   such   successor   Owner  Trustee  shall  be  eligible
pursuant to Section 9.01.

      Upon  acceptance of appointment by a successor  Owner Trustee pursuant to this Section  9.03,  the  Indenture  Trustee shall mail notice thereof to all  Certificateholders,  the Indenture  Trustee,
the  Noteholders  and  the  Rating   Agencies.   If  the  Indenture
Trustee  shall  fail to  mail  such  notice  within  10 days  after acceptance  of such  appointment  by the successor  Owner  Trustee, the  successor  Owner  Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

Section 9.04.   Merger  or  Consolidation  of  Owner  Trustee.  Any
                ---------------------------------------------
Person into which the Owner  Trustee may be merged or  converted or with which it may be  consolidated,  or any Person  resulting  from
any  merger,   conversion  or  consolidation  to  which  the  Owner
Trustee  shall  be a  party,  or any  Person  succeeding  to all or substantially  all of the  corporate  trust  business  of the Owner
Trustee,  shall be the  successor of the Owner  Trustee  hereunder, without the  execution or filing of any  instrument  or any further act on the part of any of the parties  hereto,  anything  herein to the contrary  notwithstanding;  provided, that such Person shall be eligible  pursuant to Section  9.01 and,  provided,  further,  that
the  Owner   Trustee   shall   mail   notice  of  such   merger  or
consolidation to the Rating Agencies.

Section 9.05.   Appointment  of  Co-Trustee  or  Separate  Trustee.
                --------------------------------------------------
Notwithstanding   any  other   provisions   of  this  Owner   Trust
Agreement,  at any  time,  for the  purpose  of  meeting  any legal requirements  of any  jurisdiction  in which  any part of the Owner
Trust Estate may at the time be located,  the Owner  Trustee  shall have the power and shall  execute and deliver  all  instruments  to appoint  one or more  Persons to act as  co-trustee,  jointly  with the Owner Trustee,  or as separate  trustee or trustees,  of all or any part of the Owner  Trust  Estate,  and to vest in such  Person, in such  capacity,  such  title to the  Owner  Trust  Estate or any
part  thereof  and,   subject  to  the  other  provisions  of  this
Section,  such powers,  duties,  obligations,  rights and trusts as
the  Owner  Trustee  may  consider   necessary  or  desirable.   No
co-trustee  or separate  trustee  under this Owner Trust  Agreement shall be required to meet the terms of  eligibility  as a successor
Owner  Trustee  pursuant  to  Section  9.01  and no  notice  of the
appointment  of  any  co-trustee  or  separate   trustee  shall  be
required pursuant to Section 9.03.

      Each separate  trustee and  co-trustee  shall,  to the extent permitted  by law, be  appointed  and act subject to the  following provisions and conditions:

(a)   All  rights,  powers,  duties and  obligations  conferred  or imposed  upon  the  Owner  Trustee  shall  be  conferred  upon  and exercised  or  performed  by the Owner  Trustee  and such  separate trustee  or  co-trustee  jointly  (it  being  understood  that such
separate   trustee  or   co-trustee   is  not   authorized  to  act
separately  without the Owner Trustee joining in such act),  except to the extent that under any law of any  jurisdiction  in which any particular  act or acts  are to be  performed,  the  Owner  Trustee shall be  incompetent  or  unqualified to perform such act or acts,
in  which  event  such  rights,   powers,  duties  and  obligations
(including  the holding of title to the Owner  Trust  Estate or any portion  thereof in any such  jurisdiction)  shall be exercised and performed  singly  by such  separate  trustee  or  co-trustee,  but solely at the direction of the Owner Trustee;

(b)   No  trustee  under  this  Owner  Trust   Agreement  shall  be
personally  liable by reason  of any act or  omission  of any other trustee under this Owner Trust Agreement; and

(c)   The Owner Trustee may at any time accept the  resignation  of or remove any separate trustee or co-trustee.

      Any  notice,  request  or other  writing  given to the  Owner
Trustee  shall be  deemed  to have  been  given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing  any separate  trustee or  co-trustee  shall refer to this Owner Trust  Agreement  and the
conditions   of   this   Article.   Each   separate   trustee   and
co-trustee,  upon its acceptance of the trusts conferred,  shall be vested  with the estates or property  specified  in its  instrument
of   appointment,   either   jointly  with  the  Owner  Trustee  or
separately,  as  may  be  provided  therein,  subject  to  all  the provisions of this Owner Trust  Agreement,  specifically  including every  provision  of this Owner  Trust  Agreement  relating  to the conduct of,  affecting the  liability  of, or affording  protection to, the Owner  Trustee.  Each such  instrument  shall be filed with the Owner Trustee.

      Any separate  trustee or  co-trustee  may at any time appoint the  Owner  Trustee  as its  agent or  attorney-in-fact  with  full power and  authority,  to the extent not  prohibited  by law, to do any lawful act under or in  respect of this Owner  Trust  Agreement on  its  behalf  and in  its  name.  If  any  separate  trustee  or co-trustee  shall die,  become  incapable  of acting,  resign or be removed,  all of its  estates,  properties,  rights,  remedies  and trusts  shall vest in and be  exercised  by the Owner  Trustee,  to the extent  permitted by law,  without the  appointment of a new or successor co-trustee or separate trustee.

                            ARTICLE X

                           Miscellaneous
                           -------------

Section 10.01.  Amendments.
                ----------

(a)   This Owner Trust  Agreement  may be amended from time to time
by  the  parties   hereto  as  specified  in  this  Section  10.01,
provided  that any  amendment,  except as provided in  subparagraph
(e) below,  be accompanied  by an Opinion of Counsel,  to the Owner
Trustee to the effect that such  amendment  (i)  complies  with the provisions  of this  Section  and (ii)  will not cause the Trust to be subject to an entity level tax.

(b)   If the purpose of the amendment  (as detailed  therein) is to
correct  any  mistake,   eliminate  any  inconsistency,   cure  any
ambiguity  or deal  with  any  matter  not  covered  (i.e.  to give effect to the  intent of the  parties),  it shall not be  necessary to obtain  the  consent  of the  Certificateholders,  but the Owner
Trustee  shall  be  furnished  with (A) a  letter  from the  Rating
Agencies that the amendment  will not result in the  downgrading or withdrawal  of the  rating  then  assigned  to any of the Notes and
(B) an Opinion of Counsel to the effect  that such  action will not adversely  affect in any  material  respect  the  interests  of any
Certificateholder shall be obtained.

(c)   If the purpose of the amendment is to prevent the  imposition of any  federal  or state  taxes at any time that any  Security  is outstanding (i.e.  technical in nature),  it shall not be necessary to  obtain  the  consent  of  any  Securityholder,  but  the  Owner
Trustee  shall be  furnished  with an Opinion of Counsel  that such amendment  is  necessary  or helpful to prevent the  imposition  of such taxes and is not materially adverse to any Securityholder.

(d)   If the purpose of the  amendment  is to add or  eliminate  or change any  provision  of the Owner Trust  Agreement  other than as contemplated  in (b) and (c) above,  the  amendment  shall  require
(A) an Opinion of Counsel to the effect  that such  action will not adversely  affect in any  material  respect  the  interests  of any
Securityholder  and  (B)  either  (a)  a  letter  from  the  Rating
Agencies that the amendment  will not result in the  downgrading or withdrawal  of the rating then  assigned to any of the Notes or (b)
the consent of the  Certificateholders  and the Indenture  Trustee;
provided,  however,  that no such  amendment  shall  reduce  in any manner the amount  of, or delay the  timing of,  payments  received that are required to be  distributed  on the  Certificates  without the consent of the Certificateholders.

(e)   If the  purpose  of  the  amendment  is to  provide  for  the holding of the  Certificates  in book-entry  form, it shall require the consent of the  Certificateholders;  provided, that the Opinion of  Counsel  specified  in  subparagraph  (a)  above  shall  not be required.

(f)   If the  purpose  of  the  amendment  is to  provide  for  the issuance of  additional  certificates  representing  an interest in the Trust,  it shall not be  necessary to obtain the consent of any
Securityholder,  but the Owner Trustee shall be furnished  with (A)
an  Opinion of Counsel  to the  effect  that such  action  will not adversely  affect in any  material  respect  the  interests  of any
Securityholder  and (B) a letter from the Rating  Agencies that the amendment  will not result in the  downgrading or withdrawal of the rating then assigned to of the Notes.

(g)   Promptly  after  the  execution  of  any  such  amendment  or consent,  the Owner Trustee shall furnish  written  notification of
the    substance   of   such    amendment   or   consent   to   the
Certificateholders,  the  Indenture  Trustee and each of the Rating
Agencies.  It  shall  not  be  necessary  for  the  consent  of the
Certificateholders  or  the  Indenture  Trustee  pursuant  to  this
Section  10.01  to  approve  the  particular  form of any  proposed amendment or consent,  but it shall be  sufficient  if such consent shall  approve  the  substance  thereof.  The  manner of  obtaining such  consents  (and any other  consent  of the  Certificateholders provided  for in this Owner Trust  Agreement  or in any other Basic
Document)  and of  evidencing  the  authorization  of the execution
thereof  by  the  Certificateholders   shall  be  subject  to  such
reasonable requirements as the Owner Trustee may prescribe.

(h)   In  connection  with the  execution  of any  amendment to any agreement  to which the  Trust is a party,  other  than this  Owner
Trust  Agreement,  the Owner  Trustee  shall be entitled to receive and  conclusively  rely upon an  Opinion  of  Counsel to the effect that such  amendment is  authorized  or permitted by the  documents subject to such  amendment  and that all  conditions  precedent  in the Basic  Documents for the execution and delivery  thereof by the
Trust  or the  Owner  Trustee,  as  the  case  may  be,  have  been satisfied.

      Promptly   after  the  execution  of  any  amendment  to  the
Certificate  of Trust,  the Owner Trustee shall cause the filing of such  amendment  with  the  Secretary  of  State  of the  State  of
Delaware.

Section 10.02.  No  Legal   Title  to  Owner  Trust   Estate.   The
                --------------------------------------------
Certificateholders  shall not have  legal  title to any part of the
Owner  Trust  Estate.  The  Certificateholder  shall be entitled to receive  distributions  with respect to their undivided  beneficial interest  therein only in  accordance  with  Articles V and VII. No transfer,  by operation of law or  otherwise,  of any right,  title or interest of the  Certificateholders  to and in their  beneficial interest  in the Owner  Trust  Estate  shall  operate to  terminate this Owner Trust  Agreement or the trusts  hereunder or entitle any transferee  to an  accounting  or to the  transfer  to it of  legal title to any part of the Owner Trust Estate.

Section 10.03.  Limitations  on Rights of  Others.  The  provisions
                ---------------------------------
of this Owner  Trust  Agreement  are solely for the  benefit of the
Owner Trustee, the Depositor,  the Certificateholders,  and, to the
extent  expressly   provided  herein,  the  Seller,  the  Indenture
Trustee  and the  Noteholders,  and  nothing  in this  Owner  Trust
Agreement,  whether express or implied,  shall be construed to give to any other Person any legal or equitable  right,  remedy or claim in the Owner  Trust  Estate or under or in  respect  of this  Owner
Trust   Agreement  or  any  covenants,   conditions  or  provisions
contained herein.

Section 10.04.  Notices.
                -------

(a)   Unless  otherwise  expressly  specified  or  permitted by the terms  hereof,  all notices shall be in writing and shall be deemed
given  upon  receipt,  if  to  the  Owner  Trustee,   addressed  to
Wilmington  Trust Company,  Rodney Square North,  1100 North Market
Street,  Wilmington,  Delaware  19890,  with a copy  to  U.S.  Bank
National  Association,  Structured Finance,  180 East Fifth Street,
St.  Paul,  Minnesota  55101;  if to the  Depositor,  addressed  to
Credit Suisse First Boston  Mortgage  Acceptance  Corp., 11 Madison
Avenue,  4th  Floor,  New  York,  New  York  10010-3629;  if to the
Rating Agencies,  addressed to Moody's Investors Service,  Inc., 99
Church

Street,  4th  Floor,  New  York,  New  York  10007  and  to
Standard & Poor's, a division of The McGraw-Hill  Companies,  Inc.,
55 Water  Street,  New York,  NY 10041;  or, as to each  party,  at such  other  address  as shall  be  designated  by such  party in a written notice to each other party.

(b)   Any  notice   required  or   permitted   to  be  given  to  a
Certificateholder  shall  be  given by  first-class  mail,  postage prepaid, at the address of such  Certificateholder  as shown in the
Certificate  Register.   Any  notice  so  mailed  within  the  time
prescribed  in this Owner  Trust  Agreement  shall be  conclusively
presumed   to  have  been   duly   given,   whether   or  not  such
Certificateholder receives such notice.

(c)   A copy of any notice  delivered  to the Owner  Trustee or the
Trust shall also be delivered to the Depositor.

Section 10.05.  Severability.  Any  provision  of this Owner  Trust
                ------------
Agreement that is prohibited or  unenforceable  in any jurisdiction shall,  as to such  jurisdiction,  be  ineffective to the extent of such  prohibition  or  unenforceability  without  invalidating  the
remaining   provisions   hereof,   and  any  such   prohibition  or
unenforceability  in  any  jurisdiction  shall  not  invalidate  or render unenforceable such provision in any other jurisdiction.

Section 10.06.  Separate  Counterparts.  This Owner Trust Agreement
                ----------------------
may be  executed by the  parties  hereto in separate  counterparts,
each  of  which  when  so  executed  and  delivered   shall  be  an
original,  but all such counterparts shall together  constitute but one and the same instrument.

Section 10.07.  Successors   and  Assigns.   All   representations,
                -------------------------
warranties,  covenants  and  agreements  contained  herein shall be binding upon,  and inure to the benefit of, each of the  Depositor, the Owner  Trustee and its  successors  and the  Certificateholders and their  respective  successors  and  permitted  assigns,  all as herein provided. Any request,  notice,  direction,  consent, waiver or other  instrument  or action by a  Certificateholder  shall bind the successors and assigns of such Certificateholder.

Section 10.08.  No Petition.  The Owner  Trustee,  by entering into
                -----------
this  Owner  Trust   Agreement  and  each   Certificateholder,   by
accepting  a  Certificate,  hereby  covenants  and agrees that they will  not,  prior to the day that is one year and one day after the date this Owner Trust Agreement  terminates,  institute against the
Depositor  or the Trust,  or join in any  institution  against  the
Depositor  or the Trust of, any  bankruptcy  proceedings  under any
United  States  federal  or  state  bankruptcy  or  similar  law in
connection  with  any  obligations  under  the  Certificates,   the
Notes, this Owner Trust Agreement or any of the Basic Documents.

Section 10.09.  No Recourse.  Each  Certificateholder  by accepting
                -----------
a  Certificate   acknowledges   that  the  Certificates   represent
beneficial  interests  in the  Trust  only  and  do  not  represent interests  in or  obligations  of the  Depositor,  the Seller,  the
Owner Trustee,  the Indenture  Trustee or any Affiliate thereof and no  recourse  may be had  against  such  parties  or their  assets, except  as may be  expressly  set  forth  or  contemplated  in this
Owner Trust Agreement, the Certificates or the Basic Documents.

Section 10.10.  Headings.  The  headings  of the  various  Articles
                --------
and  Sections  herein are for  convenience  of  reference  only and shall not define or limit any of the terms or provisions hereof.

Section 10.11.  GOVERNING  LAW.  THIS OWNER TRUST  AGREEMENT  SHALL
                --------------
BE  CONSTRUED  IN  ACCORDANCE   WITH  THE  LAWS  OF  THE  STATE  OF
DELAWARE,  WITHOUT  REFERENCE  TO ITS  CONFLICT OF LAW  PROVISIONS,
AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.12.  Integration.    This    Owner    Trust    Agreement
                -----------
constitutes   the  entire   agreement   among  the  parties  hereto
pertaining to the subject  matter hereof and  supersedes  all prior agreements and understanding pertaining thereto.

Section 10.13.  Intention  of the  Parties.  (a) It is the  express
                --------------------------
intent of the parties  hereto that the  conveyance by the Depositor to the Trust  pursuant to this Owner Trust  Agreement  of the Owner
Trust  Estate  be,  and be  construed  as,  an  absolute  sale  and assignment  by the  Depositor  to  the  Trust.  Further,  it is not
intended  that  the  conveyance  be  deemed  to be the  grant  of a security  interest  in the Loans by the  Depositor  to the Trust to secure a debt or  other  obligation.  However,  in the  event  that the Loans are held to be property of the  Depositor,  or if for any reason  this Owner  Trust  Agreement  is held or deemed to create a
security   interest  in  the  Loans,  then  (i)  this  Owner  Trust
Agreement  shall be a  security  agreement  within  the  meaning of
Article  9 of  the  UCC;  (ii)  the  conveyances  provided  for  in
Section  3.01  shall be  deemed to be a grant by the  Depositor  to the Trust of,  and the  Depositor  hereby  grants to the  Trust,  a security  interest  in all  of the  Depositor's  right,  title  and interest,  whether  now  owned  or  hereafter  acquired,  in and to
(A) the  Owner  Trust  Estate;  (B) all  accounts,  chattel  paper,
deposit   accounts,   documents,   general   intangibles,    goods,
instruments,    investment   property,   letter-of-credit   rights,
letters  of  credit,  money,  and oil,  gas,  and  other  minerals,
consisting   of,   arising   from,  or  relating  to,  any  of  the
foregoing;  and (C) all  proceeds  of any of the  foregoing;  (iii)
the  possession  or control by the Trust or any other  agent of the
Trust  of any of the  foregoing  property  shall  be  deemed  to be possession  or control  by the  secured  party,  or  possession  or control by a  purchaser,  for purposes of  perfecting  the security interest  pursuant  to  the  UCC  (including,  without  limitation,
Sections 9-104,   9-106,   9-313  or  9-314   thereof);   and  (iv)
notifications    to   persons    holding   such    property,    and
acknowledgments,  receipts or  confirmations  from persons  holding
such   property,    shall   be   deemed    notifications   to,   or
acknowledgments,   receipts  or  confirmations   from,   securities
intermediaries,  bailees or agents of, or persons  holding for, the
Trust,  as applicable,  for the purpose of perfecting such security interest under applicable law.

      (b) The parties hereto,  shall, to the extent consistent with this Owner Trust  Agreement,  take such  reasonable  actions as may be  necessary to ensure that,  if this Owner Trust  Agreement  were deemed to create a security  interest in the Loans,  such  security interest  would be deemed to be a  perfected  security  interest of first priority.

      IN WITNESS WHEREOF,  the Depositor and the Owner Trustee have caused  their  names  to  be  signed  hereto  by  their  respective officers  thereunto  duly  authorized,  all as of the day and  year first above written.

                               CREDIT SUISSE FIRST BOSTON MORTGAGE
                               ACCEPTANCE CORP., as Depositor

                               By:____________________________
                               Name:
                               Title:

                               WILMINGTON TRUST COMPANY,
                               as Owner Trustee

                               By:____________________________
                               Name:
                               Title:

Acknowledged and Agreed:

US BANK NATIONAL ASSOCIATION,
as Certificate Registrar and Certificate
Paying Agent

By:_______________________
Name:
Title:

DLJ MORTGAGE CAPITAL INC.,
as Seller

By:_______________________
Name:
Title:

                             EXHIBIT A
                             ---------

                        FORM OF CERTIFICATE

           THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO
THE NOTES AS  DESCRIBED  IN THE OWNER TRUST  AGREEMENT  DATED AS OF
FEBRUARY  12, 2003,  BETWEEN  CREDIT  SUISSE FIRST BOSTON  MORTGAGE
ACCEPTANCE CORP. AND WILMINGTON TRUST COMPANY (THE "AGREEMENT").

           THIS  CERTIFICATE  IS  NOT   TRANSFERABLE   EXCEPT  UPON
SATISFACTION OF THE CONDITIONS IN SECTION 3.05 OF THE AGREEMENT.

           THIS   CERTIFICATE   HAS  NOT   BEEN  AND  WILL  NOT  BE
REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR THE
SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED
UNLESS IT IS  REGISTERED  PURSUANT TO SUCH ACT AND STATE LAWS OR IS
SOLD  OR  TRANSFERRED  IN   TRANSACTIONS   WHICH  ARE  EXEMPT  FROM
REGISTRATION  UNDER  SUCH  ACT AND  UNDER  SUCH  STATE  LAWS AND IS
TRANSFERRED  IN ACCORDANCE  WITH THE  PROVISIONS OF SECTION 3.05 OF
THE AGREEMENT.

           NO  TRANSFER  OF THIS  CERTIFICATE  SHALL BE MADE UNLESS
THE  CERTIFICATE   REGISTRAR  SHALL  HAVE  RECEIVED  EITHER  (i)  A
REPRESENTATION  LETTER IN THE FORM OF  EXHIBIT  F TO THE  AGREEMENT
FROM THE  TRANSFEREE  OF THIS  CERTIFICATE  TO THE EFFECT THAT SUCH
TRANSFEREE  IS NOT AN  EMPLOYEE  BENEFIT OR OTHER  PLAN  SUBJECT TO
THE   PROHIBITED   TRANSACTION   RESTRICTIONS   AND  THE  FIDUCIARY
RESPONSIBILITY  REQUIREMENTS  OF  THE  EMPLOYEE  RETIREMENT  INCOME
SECURITY  ACT OF 1974,  AS AMENDED  ("ERISA"),  OR SECTION  4975 OF
THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE  "CODE"),  ANY
PERSON ACTING,  DIRECTLY OR INDIRECTLY,  ON BEHALF OF ANY SUCH PLAN
OR ANY  PERSON  USING  "PLAN  ASSETS,"  WITHIN  THE  MEANING OF THE
DEPARTMENT  OF LABOR  REGULATIONS  SECTION  2510.3-101,  TO ACQUIRE
THIS  CERTIFICATE  (COLLECTIVELY  A  "PLAN  INVESTOR"),  OR (ii) IF
THIS  CERTIFICATE  IS PRESENTED FOR  REGISTRATION  IN THE NAME OF A
PLAN  INVESTOR,  AN OPINION OF  COUNSEL  ACCEPTABLE  TO AND IN FORM
AND SUBSTANCE  SATISFACTORY  TO THE  DEPOSITOR,  THE OWNER TRUSTEE,
THE SERVICER AND THE CERTIFICATE  REGISTRAR,  OR A CERTIFICATION IN
THE FORM OF  EXHIBIT F TO THE  AGREEMENT,  TO THE  EFFECT  THAT THE
PURCHASE  OR  HOLDING  OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER
APPLICABLE  LAW,  WILL NOT  CONSTITUTE  OR RESULT  IN A  PROHIBITED
TRANSACTION  UNDER  SECTION  406 OF  ERISA OR  SECTION  4975 OF THE
CODE (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS)  AND
WILL NOT SUBJECT THE  DEPOSITOR,  THE OWNER  TRUSTEE,  THE SERVICER
OR THE  CERTIFICATE  REGISTRAR  TO ANY  OBLIGATION  OR LIABILITY IN
ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

           THE TRANSFEREE OF THIS  CERTIFICATE  SHALL BE SUBJECT TO
UNITED  STATES  FEDERAL  WITHHOLDING  TAX  UNLESS  THE  CERTIFICATE
REGISTRAR  SHALL  RECEIVED  A  CERTIFICATE  OF  NON-FOREIGN  STATUS
CERTIFYING  AS TO  THE  TRANSFEREE'S  STATUS  AS A U.S.  PERSON  OR
CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

           THIS  CERTIFICATE  DOES NOT  REPRESENT AN INTEREST IN OR
OBLIGATION  OF  THE  SELLER,  THE  DEPOSITOR,   THE  SERVICER,  THE
INDENTURE  TRUSTEE,  THE OWNER  TRUSTEE OR ANY OF THEIR  RESPECTIVE
AFFILIATES.

Certificate No. ___
Cut-off Date:                       Assumed Final Payment Date:
February 1, 2003                    [____________________]
First Payment Date:                 Certificate Percentage Interest
March 25, 2003                      of this Certificate: 100%

            Irwin Whole Loan Home Equity Trust 2003-A,
   Home Equity Loan-Backed Certificate, Series 2003-A, Class CE

evidencing a 100% beneficial  ownership  interest in the Trust, the property  of which  consists  primarily  of the  Loans,  created by
CREDIT SUISSE FIRST BOSTON MORTGAGE  ACCEPTANCE CORP.  (hereinafter called the  "Depositor"  which term includes any  successor  entity under the Agreement referred to below).

           This  Certificate  is payable  solely from the assets of
the Owner Trust  Estate,  and does not  represent an  obligation of or  interest  in the  Depositor,  the  Seller,  the  Servicer,  the
Indenture  Trustee,  the Owner Trustee or any of their  affiliates.
Neither  this  Certificate  nor any of the Loans is  guaranteed  or insured by any  governmental  agency or  instrumentality  or by the
Depositor,  the Seller, the Servicer,  the Indenture  Trustee,  the
Owner Trustee or any of their  affiliates.  None of the  Depositor,
the  Seller,  the  Servicer,   the  Indenture  Trustee,  the  Owner
Trustee,  or any of their  affiliates will have any obligation with respect  to any  certificate  or  other  obligation  secured  by or payable from payments on the Certificates.

           This certifies that [NAME OF  CERTIFICATEHOLDER]  is the
registered owner of the Certificate  Percentage  Interest evidenced by this  Certificate  (as set forth on the face  hereof) in certain distributions  with respect to the Owner Trust  Estate,  consisting primarily  of the Loans  conveyed by the  Depositor.  The Trust (as defined  herein)  was created  pursuant to a Owner Trust  Agreement dated as  specified  above (as amended and  supplemented  from time to time,  the  "Agreement")  between the Depositor  and  Wilmington
Trust Company,  as owner trustee (the "Owner  Trustee,"  which term includes any successor  entity under the  Agreement),  a summary of
certain  of  the  pertinent   provisions  of  which  is  set  forth
hereafter.  To the  extent  not  defined  herein,  the  capitalized terms used herein  have the  meanings  assigned  in the  Agreement.
This  Certificate  is issued  under and is  subject  to the  terms, provisions  and  conditions of the  Agreement,  to which  Agreement the holder of this  Certificate by virtue of the acceptance  hereof assents and by which the such holder is bound.

           Pursuant to the terms of the  Agreement,  a distribution
will be made on the 25th day of each  month  or,  if such  25th day is not a Business  Day,  the  Business  Day  immediately  following
(the  "Payment  Date"),   commencing  on  the  first  Payment  Date
specified  above,  to the Person in whose name this  Certificate is registered  at the  close of  business  on the last day (or if such last  day is not a  Business  Day,  the  Business  Day  immediately preceding  such last day)

of the month  immediately  preceding  the
month  of such  distribution  (the  "Record  Date"),  in an  amount equal  to the  pro  rata  portion  evidenced  by  this  Certificate
(based on the  Certificate  Percentage  Interest stated on the face hereof)  of the  Certificate  Distribution  Amount  required  to be distributed  to the registered  holder of this  Certificate on such
Payment Date.  Distributions  on this  Certificate  will be made as provided in the Agreement by the  Certificate  Paying Agent by wire transfer  or check  mailed to the  Certificateholders  of record in the Certificate  Register  without the presentation or surrender of this Certificate or the making of any notation hereon.

           Except  as  otherwise  provided  in  the  Agreement  and
notwithstanding   the  above,   the  final   distribution  on  this
Certificate  will be  made  after  due  notice  by the  Certificate
Paying  Agent of the  pendency of such  distribution  and only upon presentation  and  surrender of this  Certificate  at the office or agency  maintained  by the  Certificate  Registrar for that purpose in the City and State of New York.

           No  transfer  of this  Certificate  will be made  unless
such transfer is exempt from the  registration  requirements of the
Securities  Act of  1933,  as  amended,  and any  applicable  state securities  laws or is made in  accordance  with said Act and laws.
In  the  event  that  such  a  transfer  is to  be  made,  (i)  the
Certificate  Registrar or the  Depositor  may require an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the  Certificate  Registrar and the Depositor that such transfer is
exempt   (describing   the  applicable   exemption  and  the  basis
therefor)  from  or is  being  made  pursuant  to the  registration requirements  of the  Securities  Act of 1933,  as amended,  and of any applicable  statute of any state and (ii) the transferee  shall
execute  an  investment   letter  in  the  form  described  in  the
Agreement  and (iii) the  Certificate  Registrar  shall require the transferee  to execute an investment  letter in the form  described by the  Agreement,  which  investment  letter  shall  not be at the
expense  of  the  Trust,   the  Owner  Trustee,   the   Certificate
Registrar  or the  Depositor.  If a  Certificateholder  desires  to
effect  such  transfer,   it  shall,  and  does  hereby  agree  to,
indemnify  the  Trust,  the  Owner  Trustee,  the  Depositor,   the
Servicer and the Certificate  Registrar  against any liability that may  result  if the  transfer  is not so  exempt  or is not made in accordance  with such federal and state laws.  In  connection  with any such transfer,  the  Certificate  Registrar  (unless  otherwise
directed  by  the  Depositor)   will  also  require  either  (i)  a
representation  letter,  in the form of Exhibit F to the Agreement, stating  that the  transferee  is not an employee  benefit or other plan  subject to the  prohibited  transaction  restrictions  or the fiduciary  responsibility  requirements of ERISA or Section 4975 of the Code ("Plan"),  any person acting,  directly or indirectly,  on behalf of any such  plan or any  person  using  the "plan  assets,"
within the meaning of the  Department  of Labor  regulations  at 29
C.F.R.ss.2510.3-101,  to effect such acquisition  (collectively,  a
"Plan Investor") or (ii) if such transferee is a Plan Investor,  an opinion  of  counsel  acceptable  to  and  in  form  and  substance satisfactory  to the  Depositor,  the Owner  Trustee,  the Servicer
and the  Certificate  Registrar  to the effect that the purchase or holding of this  Certificate is permissible  under  applicable law, will not  constitute  or result in a prohibited  transaction  under
Section  406 of ERISA or  Section  4975 of the Code (or  comparable provisions of any subsequent  enactments)  and will not subject the
Depositor,  the Owner  Trustee,  the  Servicer  or the  Certificate
Registrar  to any  obligation  or  liability  in  addition to those undertaken in the Agreement.

           This   Certificate   is  one   of  a   duly   authorized
Certificate  designated  as Irwin  Whole  Loan  Home  Equity  Trust
2003-A,  Home  Equity  Loan-Backed  Certificates,  Class CE, of the

Series  specified  hereon.  All  terms  used  in  this  Certificate which  are  defined  in  the  Agreement  shall  have  the  meanings assigned to them in the Agreement.

           The   Certificateholder,   by  its  acceptance  of  this
Certificate,  agrees  that it will  look  solely  to the  funds  on deposit  in the  Certificate  Distribution  Account  that have been released from the Lien of the  Indenture for payment  hereunder and that neither the Owner Trustee in its  individual  capacity nor the
Depositor is personally  liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

           The  Certificateholder  acknowledges and agrees that its
rights to receive  distributions  in  respect  of this  Certificate are  subordinated  to the rights of the Noteholders as described in the Indenture,  dated as of February 12, 2003,  between Irwin Whole
Loan Home Equity  Trust 2003-A (the  "Trust") and US Bank  National
Association, as Indenture Trustee (the "Indenture").

           The   Certificateholder,   by  its  acceptance  of  this
Certificate,  covenants  and  agrees  that  such  Certificateholder will  not,  prior to the day one year  and one day  after  the date this  Owner  Trust  Agreement  terminates,  institute  against  the
Depositor  or the Trust,  or join in any  institution  against  the
Depositor  or  the  Trust  of,  any   bankruptcy,   reorganization,
arrangement,   insolvency  or  liquidation  proceedings,  or  other
proceedings  under any United  States  federal or state  bankruptcy or similar law in connection with any  obligations  relating to the
Certificates,  the  Notes,  the  Agreement  or  any  of  the  Basic
Documents.

           The   Agreement   permits  the   amendment   thereof  as
specified  below,  provided that any amendment be accompanied by an
Opinion  of Counsel  to the Owner  Trustee to the effect  that such amendment  complies  with the  provisions of the Agreement and will not cause the Trust to be  subject to an entity  level tax.  If the purpose of the  amendment is to correct any mistake,  eliminate any inconsistency,  cure any  ambiguity  or deal  with any  matter  not covered,  it shall not be  necessary  to obtain the  consent of any
Securityholder,  but the Owner  Trustee  shall be furnished  with a letter  from  the  Rating  Agencies  that  the  amendment  will not result  in  the  downgrading  or  withdrawal  of  the  rating  then assigned to any of the Notes.  If the purpose of the  amendment  is to prevent  the  imposition  of any  federal or state  taxes at any time that any  Security is  outstanding,  it shall not be necessary to  obtain  the  consent  of  any  Securityholder,  but  the  Owner
Trustee  shall be  furnished  with an Opinion of Counsel  that such amendment  is  necessary  or helpful to prevent the  imposition  of such taxes and is not  materially  adverse  to any  Securityholder.
If the purpose of the  amendment  is to add or  eliminate or change any  provision  of the  Agreement,  other than as  specified in the preceding two sentences,  the amendment  shall require either (a) a letter  from  the  Rating  Agencies  that  the  amendment  will not result  in  the  downgrading  or  withdrawal  of  the  rating  then
assigned   to  any  of  the  Notes  or  (b)  the   consent  of  the
Certificateholders  and the Indenture Trustee;  provided,  however, that no such  amendment  shall (i)  reduce in any manner the amount of, or delay the time of,  payments  received  that are required to be  distributed  on the  Certificates  without  the  consent of the
Certificateholders,   or  (ii) reduce  the  aforesaid   Certificate
Percentage  Interest  required  to  consent  to any such  amendment
without  the  consent  of  100%  of  the   Certificate   Percentage
Interest.

           As  provided  in the  Agreement  and  subject to certain
limitations  therein set forth,  the  transfer of this  Certificate is  registerable  in the  Certificate  Register  upon  surrender of this  Certificate  for  registration  of transfer at the offices or agencies of the  Certificate  Registrar  maintained  in the City of and  State of New York,  accompanied  by a  written  instrument  of transfer in form  satisfactory  to the  Certificate  Registrar duly executed by the registered  holder of this  Certificate or the such holder's  attorney duly  authorized  in writing,  and thereupon one or more new  Certificates  of authorized  denominations  evidencing the same aggregate  Certificate  Percentage Interest will be issued to the designated  transferee.  The initial  Certificate  Registrar appointed under the Agreement is the Indenture Trustee.

           No   service   charge   will  be  made   for  any   such
registration  of transfer  or  exchange,  but the Owner  Trustee or the  Certificate  Registrar may require payment of a sum sufficient to cover  any tax or  governmental  charge  payable  in  connection therewith.

           The Owner Trustee,  the  Certificate  Paying Agent,  the
Certificate  Registrar  and any  agent of the  Owner  Trustee,  the
Certificate  Paying Agent, or the  Certificate  Registrar may treat the  Person in whose name this  Certificate  is  registered  as the owner hereof for all purposes,  and none of the Owner Trustee,  the
Certificate  Paying Agent,  the  Certificate  Registrar or any such agent shall be affected by any notice to the contrary.

           This  Certificate  shall be governed by and construed in
accordance with the laws of the State of Delaware.

           The  obligations  created by the Agreement in respect of
the  Certificates  and the Trust created  thereby  shall  terminate upon the  earlier  of (i) the final  distribution  of all moneys or
other   property  or   proceeds  of  the  Owner  Trust   Estate  in
accordance  with the terms of the  Indenture  and the  Agreement or
(ii) the Final Maturity Date.

           Unless the  certificate of  authentication  hereon shall
have been executed by an authorized  officer of the Owner  Trustee, or an authenticating  agent by manual  signature,  this Certificate shall not be  entitled  to any benefit  under the  Agreement  or be valid for any purpose.

           IN WITNESS WHEREOF,  the Owner Trustee, on behalf of the
Trust  and  not  in  its  individual  capacity,   has  caused  this
Certificate to be duly executed.

                                IRWIN WHOLE LOAN HOME EQUITY TRUST
                                2003-A

                                by  WILMINGTON TRUST COMPANY, not
                                    in its individual capacity
                                    but solely as Owner Trustee

Dated: February 12, 2003            _______________________________
                                    Authorized Signatory

                   CERTIFICATE OF AUTHENTICATION

This is one the Certificates referred to in the within mentioned
Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By:_________________________________
        Authorized Signatory

or [                                ]
    ---------------------------------
as Authenticating Agent of the Trust

By:_________________________________
        Authorized Signatory

                            ASSIGNMENT

      FOR VALUE RECEIVED the undersigned hereby sells,  assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

___________________________________________________________________
the within Certificate, and all rights thereunder, hereby
irrevocably constituting and appointing

___________________________________________________________________
to transfer said Certificate on the books of the Certificate
Registrar, with full power of substitution in the premises.

Dated:

                                 ________________________________*/
                                    Signature Guaranteed:

                                     _________________________*/

________________

NOTICE:  The signature to this  assignment must correspond with the name of the  registered  owner  as it  appears  on the  face of the
within  Certificate  in  every  particular,   without   alteration,
enlargement  or  any  change  whatever.   Such  signature  must  be
guaranteed  by an  "eligible  guarantor  institution"  meeting  the requirements  of  the  Certificate  Registrar,  which  requirements
include   membership  or  participation  in  STAMP  or  such  other
"signature   guarantee   program"  as  may  be  determined  by  the
Certificate  Registrar  in  addition  to, or in  substitution  for,
STAMP,  all in  accordance  with  the  Securities  Exchange  Act of
1934, as amended.

                     DISTRIBUTION INSTRUCTIONS

      The   assignee   should   include  the   following   for  the
information of the Certificate Paying Agent:

      Distribution  shall be made by wire  transfer in  immediately available funds to_____________________________________________
----------------------------------------------------------
for                 the                  account                 of
,_________________________________________________ account number
___________, or, if mailed by check, to___________________

      Applicable       statements       should       be      mailed
to____________________.

                                    _____________________________________
                                    Signature of assignee or agent
                                    (for authorization of wire
                                    transfer only)

                             EXHIBIT B
                             ---------

                   FORM OF CERTIFICATE OF TRUST
                                OF
              [------------------------------------]

           THIS Certificate of Trust of
[___________________________] (the "Trust"), is being duly
executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del.
                                                           -----
C. ss.3801 et seq.) (the "Act").
           -- ---

           1.   Name.  The name of the statutory trust formed
                ----
hereby is [______________________________________].

           2.   Delaware Trustee.  The name and business address
                ----------------
of the trustee of the Trust in the State of Delaware is
[___________________________________________], Attention:
[------------------------].

           3.   Effective Date.  This Certificate of Trust shall
                --------------
be effective [________________________].

           IN WITNESS WHEREOF, the undersigned has duly executed
this Certificate of Trust in accordance with Section 3811(a) of the Act.

                               [_______________________________],
                               as trustee

                               By:_______________________________
                               Name:
                               Title:

                                 B-1

                             EXHIBIT C
                             ---------

            FORM OF RULE 144A INVESTMENT REPRESENTATION

      Description of Rule 144A Securities, including numbers:
      _______________________________________________________
      _______________________________________________________
      _______________________________________________________
      _______________________________________________________

           The  undersigned   seller,  as  registered  holder  (the
"Seller"),  intends to transfer the Rule 144A Securities  described above to the undersigned buyer (the "Buyer").

           1. In  connection  with such  transfer and in accordance
with the  agreements  pursuant  to which the Rule  144A  Securities were issued,  the Seller  hereby  certifies  the  following  facts:
Neither  the Seller nor  anyone  acting on its behalf has  offered, transferred,  pledged,  sold or otherwise disposed of the Rule 144A
Securities,  any interest in the Rule 144A  Securities or any other similar  security  to,  or  solicited  any offer to buy or accept a
transfer,   pledge   or  other   disposition   of  the  Rule   144A
Securities,  any interest in the Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect  to the Rule  144A  Securities,  any  interest  in the Rule
144A  Securities or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general advertising  or in any other  manner,  or taken  any other  action, that would  constitute a distribution  of the Rule 144A  Securities under the Securities  Act of 1933, as amended (the "1933 Act"),  or that would  render the  disposition  of the Rule 144A  Securities a violation  of  Section  5 of the 1933 Act or  require  registration pursuant  thereto,  and that the  Seller has not  offered  the Rule
144A  Securities  to any  person  other  than the Buyer or  another
"qualified  institutional  buyer" as defined in Rule 144A under the
1933 Act.

           2.  The  Buyer,   pursuant   to  Section   3.05  of  the
Agreement,  warrants  and  represents  to, and  covenants  with the
Owner  Trustee,  the Depositor  and the Indenture  Trustee (as such terms are defined in the Owner Trust  Agreement (the  "Agreement"), dated as of February  12, 2003 between  Credit  Suisse First Boston
Mortgage  Acceptance  Corp.,  as Depositor,  and  Wilmington  Trust
Company, as Owner Trustee) as follows:

                a.The   Buyer   understands   that  the  Rule  144A
      Securities  have not been  registered  under  the 1933 Act or the securities laws of any state.

                b.The  Buyer   considers   itself  a   substantial,
      sophisticated  institutional  investor  having such knowledge and  experience in financial and business  matters that it is capable of  evaluating  the merits and risks of investment in the Rule 144A Securities.

                c.The   Buyer   has   been   furnished   with   all
      information  regarding the Rule 144A  Securities  that it has requested from the Seller, the Indenture  Trustee,  the Owner
      Trustee or the Servicer.

                d.Neither  the  Buyer  nor  anyone  acting  on  its
      behalf has offered,  transferred,  pledged, sold or otherwise disposed  of the Rule 144A  Securities,  any  interest in the
      Rule 144A  Securities  or any other  similar  security to, or solicited  any offer to buy or accept a  transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule 144A  Securities  or any other  similar  security from, or otherwise  approached or negotiated  with respect to the Rule  144A  Securities,  any  interest  in the Rule  144A
      Securities or any other similar  security with, any person in any  manner,  or made any  general  solicitation  by means of general  advertising  or in any  other  manner,  or taken any other action,  that would  constitute a  distribution  of the
      Rule 144A Securities  under the 1933 Act or that would render the  disposition  of the Rule 144A  Securities a violation of
      Section 5 of the 1933 Act or  require  registration  pursuant thereto,  nor will it act, nor has it  authorized  or will it authorize  any person to act, in such manner with  respect to the Rule 144A Securities.

                e.The Buyer is a  "qualified  institutional  buyer"
      as that term is  defined  in Rule 144A under the 1933 Act and has completed  either of the forms of  certification  to that effect  attached  hereto  as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in  reliance  on Rule
      144A.  The Buyer is acquiring  the Rule 144A  Securities  for
      its  own  account  or  the   accounts   of  other   qualified
      institutional   buyers,   understands  that  such  Rule  144A
      Securities may be resold,  pledged or transferred only (i) to a person reasonably believed to be a qualified  institutional buyer that  purchases  for its own account or for the account of a  qualified  institutional  buyer to whom notice is given that  the  resale,  pledge  or  transfer  is  being  made  in reliance on Rule 144A, or (ii) pursuant to another  exemption from registration under the 1933 Act.

           3.  The Buyer represents that:

      (i)  either (a) or (b) is satisfied, as marked below:

                ____      a.   The   Buyer  is  not  any   employee
      benefit or other  plan  subject  to the  Employee  Retirement
      Income  Security  Act  of  1974,  as  amended  ("ERISA"),  or
      Section  4975  of the  Internal  Revenue  Code  of  1986,  as
      amended  (the   "Code"),   a  Person   acting,   directly  or
      indirectly,  on  behalf  of  any  such  plan  or  any  Person acquiring  such  Certificates  with  "plan  assets" of a Plan within the  meaning  of the  Department  of Labor  regulation promulgated at 29 C.F.R.ss.2510.3-101; or

                ____      b.   The   Buyer   has    provided    the
      Depositor,  the Owner Trustee, the Certificate  Registrar and
      the Servicer with an opinion of counsel,  satisfactory to the
      Depositor,  the Owner Trustee, the Certificate  Registrar and
      the Servicer,  to the effect that the purchase and holding of a  Certificate  by or on behalf  of the Buyer is  permissible under  applicable  law,  will not  constitute  or result in a prohibited  transaction under Section 406 of ERISA or Section
      4975 of the Code (or comparable  provisions of any subsequent enactments)  and will not  subject the  Depositor,  the Owner
      Trustee,  the  Certificate  Registrar  or the Servicer to any
      obligation or liability  (including  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the Owner Trust Agreement,  which opinion of counsel shall not be an expense of the Depositor,  the Owner  Trustee,  the
      Certificate Registrar or the Servicer; and

      (ii) the Buyer is familiar  with the  prohibited  transaction restrictions  and fiduciary  responsibility  requirements  of
      Sections  406 and 407 of ERISA and  Section  4975 of the Code
      and  understands  that  each of the  parties  to  which  this certification  is made is relying  and will  continue to rely on the statements made in this paragraph 3.

           4.  This  document  may  be  executed  in  one  or  more
counterparts  and by  the  different  parties  hereto  on  separate counterparts,  each of which, when so executed,  shall be deemed to be an original; such counterparts,  together,  shall constitute one and the same document.

           IN WITNESS  WHEREOF,  each of the parties  has  executed
this document as of the date set forth below.

Print Name of Seller                  Print Name of Buyer

By:________________________           By:_____________________
    Name:                             Name
    Title:                            Title:

Taxpayer Identification:              Taxpayer Identification:

No._________________________          No._____________________

Date:______________________           Date:___________________

                                               ANNEX 1 TO EXHIBIT C
                                               --------------------

     QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Buyers Other Than Registered Investment Companies]

           The   undersigned   hereby   certifies   as  follows  in
connection  with the Rule 144A Investment  Representation  to which this Certification is attached:

           1.  As  indicated   below,   the   undersigned   is  the
President,  Chief  Financial  Officer,  Senior  Vice  President  or
other executive officer of the Buyer.

           2.  In  connection  with  purchases  by the  Buyer,  the
Buyer  is  a  "qualified  institutional  buyer"  as  that  term  is defined  in Rule  144A  under  the  Securities  Act of 1933  ("Rule
144A")   because  (i)  the  Buyer  owned   and/or   invested  on  a
discretionary basis $          1  in  securities  (except  for  the
                     ----------
excluded  securities  referred  to  below)  as of  the  end  of the
Buyer's most recent  fiscal year (such amount being  calculated  in accordance  with  Rule  144A)  and (ii)  the  Buyer  satisfies  the criteria in the category marked below.

   ____    Corporation,  etc.  The  Buyer is a  corporation  (other
           -----------------
           than a bank,  savings  and loan  association  or similar
           institution),  Massachusetts  or similar business trust,
           partnership,  or  charitable  organization  described in
           Section 501(c)(3) of the Internal Revenue Code.

   ____    Bank.  The  Buyer  (a) is a  national  bank  or  banking
           ----
           institution  organized  under  the  laws  of any  state,
           territory or the  District of Columbia,  the business of
           which  is  substantially  confined  to  banking  and  is
           supervised   by  the   state  or   territorial   banking
           commission  or similar  official or is a foreign bank or
           equivalent  institution,  and  (b)  has an  audited  net
           worth of at least  $25,000,000  as  demonstrated  in its
           latest annual financial  statements,  a copy of which is
           attached hereto.

   ____    QIB.  An entity,  all of the equity  owners of which are
           ---
           "qualified institutional buyers."

   ____    Savings  and Loan.  The Buyer (a) is a savings  and loan
           -----------------
           association, building and loan association,  cooperative
           bank,  homestead  association  or  similar  institution,
           which is  supervised  and examined by a state or federal
           authority having  supervision over any such institutions
           or  is  a  foreign  savings  and  loan   association  or
           equivalent  institution and (b) has an audited net worth
           of at least  $25,000,000 as  demonstrated  in its latest
           annual financial statements.

_____________
1 Buyer must own and/or  invest on a  discretionary  basis at least
$100,000,000 in securities  unless Buyer is a dealer,  and, in that case,  Buyer must own  and/or  invest on a  discretionary  basis at least $10,000,000 in securities.

   ____    Broker-Dealer.   The   Buyer  is  a  dealer   registered
           -------------
           pursuant to Section 15 of the  Securities  Exchange  Act
           of 1934.

   ____    Insurance  Company.  The Buyer is an  insurance  company
           ------------------
           whose primary and predominant  business  activity is the
           writing  of  insurance  or  the   reinsuring   of  risks
           underwritten   by  insurance   companies  and  which  is
           subject to supervision by the insurance  commissioner or
           a similar  official or agency of a state or territory or
           the District of Columbia.

   ____    state or Local  Plan.  The  Buyer is a plan  established
           --------------------
           and maintained by a state,  its political  subdivisions,
           or any  agency  or  instrumentality  of the state or its
           political   subdivisions,   for  the   benefit   of  its
           employees.

   ____    ERISA  Plan.  The  Buyer  is an  employee  benefit  plan
           -----------
           within  the   meaning   of  Title  I  of  the   Employee
           Retirement Income Security Act of 1974.

   ____    Investment  Adviser.  The Buyer is an investment adviser
           -------------------
           registered under the Investment Advisers Act of 1940.

   ____    SBIC. The Buyer is a Small Business  Investment  Company
           ----
           licensed  by  the  U.S. Small  Business   Administration
           under  Section  301  (c) or (d)  of the  Small  Business
           Investment Act of 1958.

   ____    Business  Development  Company.  The Buyer is a business
           ------------------------------
           development  company as defined in Section 202(a)(22) of
           the Investment Advisers Act of 1940.

   ____    Trust Fund.  The Buyer is a trust fund whose  trustee is
           ----------
           a bank or  trust  company  and  whose  participants  are
           exclusively  (a) plans  established  and maintained by a
           state,  its  political  subdivisions,  or any  agency or
           instrumentality   of  the   state   or   its   political
           subdivisions,  for the benefit of its employees,  or (b)
           employee  benefit plans within the meaning of Title I of
           the  Employee  Retirement  Income  Security Act of 1974,
           but is not a trust fund that  includes  as  participants
           individual retirement accounts or H.R. 10 plans.

           3.  The  term  "securities"  as  used  herein  does  not
include (i)  securities  of issuers  that are  affiliated  with the
Buyer,  (ii) securities that are part of an unsold  allotment to or subscription  by the  Buyer,  if the Buyer is a dealer,  (iii) bank
deposit   notes   and   certificates   of   deposit,    (iv)   loan
participations,  (v) repurchase  agreements,  (vi) securities owned
but  subject  to  a  repurchase   agreement  and  (vii)   currency,
interest rate and commodity swaps.

           4. For purposes of determining  the aggregate  amount of
securities  owned and/or invested on a  discretionary  basis by the
Buyer,  the  Buyer  used the cost of such  securities  to the Buyer and  did  not  include  any of the  securities  referred  to in the
preceding   paragraph.   Further,  in  determining  such  aggregate
amount,   the  Buyer  may  have   included   securities   owned  by
subsidiaries  of the  Buyer,  but  only  if such  subsidiaries  are consolidated  with the Buyer in its financial  statements  prepared in accordance  with generally  accepted  accounting  principles and if the  investments  of such  subsidiaries  are  managed  under the
Buyer's  direction.  However,  such securities were not included if the Buyer is a majority-owned,  consolidated  subsidiary of another enterprise  and the Buyer is not itself a reporting  company  under the Securities Exchange Act of 1934.

           5.  The  Buyer  acknowledges  that it is  familiar  with
Rule 144A and  understands  that the seller to it and other parties related to the Rule 144A  Securities  are relying and will continue to rely on the  statements  made  herein  because one or more sales to the Buyer may be in reliance on Rule 144A.

   ____    ____   Will the Buyer be purchasing the Rule 144A
   Yes     No     Securities only for the Buyer's own account?

           6. If the  answer  to the  foregoing  question  is "no",
the  Buyer  agrees  that,  in  connection   with  any  purchase  of
securities  sold to the  Buyer  for the  account  of a third  party
(including  any  separate  account) in  reliance on Rule 144A,  the
Buyer will only  purchase  for the account of a third party that at the time is a "qualified  institutional  buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer  agrees that the Buyer will not  purchase  securities  for a third  party  unless the Buyer has obtained a current  representation  letter from such third party or
taken  other  appropriate  steps   contemplated  by  Rule  144A  to
conclude that such third party  independently  meets the definition of "qualified institutional buyer" set forth in Rule 144A.

           7. The Buyer will  notify  each of the  parties to which
this  certification  is made of any changes in the  information and conclusions  herein.  Until  such  notice  is  given,  the  Buyer's purchase of Rule 144A  Securities  will  constitute a reaffirmation of this certification as of the date of such purchase.

                               ____________________________________
                               Print Name of Buyer

                               By:  _______________________________
                                    Name:
                                    Title:

                               Date:_______________________________

                                               ANNEX 2 TO EXHIBIT C
                                               --------------------

     QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

       [For Buyers That Are Registered Investment Companies]

           The   undersigned   hereby   certifies   as  follows  in
connection  with the Rule 144A Investment  Representation  to which this Certification is attached:

           1.  As  indicated   below,   the   undersigned   is  the
President,  Chief  Financial  Officer or Senior Vice  President  of
the Buyer or, if the  Buyer is a  "qualified  institutional  buyer"
as that term is defined in Rule 144A  under the  Securities  Act of
1933  ("Rule   144A")   because  Buyer  is  part  of  a  Family  of
Investment  Companies  (as  defined  below),  is such an officer of the Adviser.

           2. In connection  with purchases by Buyer,  the Buyer is
a  "qualified  institutional  buyer"  as  defined  in SEC Rule 144A because (i) the Buyer is an  investment  company  registered  under the Investment  Company Act of 1940, and (ii) as marked below,  the
Buyer alone, or the Buyer's Family of Investment  Companies,  owned at least  $100,000,000  in  securities  (other  than  the  excluded securities  referred  to below) as of the end of the  Buyer's  most recent  fiscal  year.  For  purposes of  determining  the amount of securities  owned by the Buyer or the Buyer's  Family of Investment
Companies, the cost of such securities was used.

____       The Buyer owned $   in   securities   (other   than  the
           excluded  securities referred to below) as of the end of
           the Buyer's  most recent  fiscal year (such amount being
           calculated in accordance with Rule 144A).

____       The  Buyer is part of a Family of  Investment  Companies
           which owned in the  aggregate  $_________  in securities
           (other than the excluded  securities  referred to below)
           as of the end of the  Buyer's  most  recent  fiscal year
           (such amount being  calculated in  accordance  with Rule
           144A).

           3. The term  "Family of  Investment  Companies"  as used
herein  means  two or  more  registered  investment  companies  (or
series   thereof)  that  have  the  same   investment   adviser  or
investment  advisers  that  are  affiliated  (by  virtue  of  being majority  owned  subsidiaries  of the same  parent or  because  one investment adviser is a majority owned subsidiary of the other).

           4.  The  term  "securities"  as  used  herein  does  not
include (i)  securities  of issuers  that are  affiliated  with the
Buyer or are part of the Buyer's  Family of  Investment  Companies,
(ii) bank  deposit notes and  certificates  of deposit,  (iii) loan participations,  (iv) repurchase  agreements,  (v) securities owned but subject to a repurchase  agreement and (vi) currency,  interest rate and commodity swaps.

           5.   The   Buyer  is   familiar   with   Rule  144A  and
understands  that each of the  parties to which this  certification is made are  relying and will  continue  to rely on the  statements made  herein  because  one or more  sales to the  Buyer  will be in reliance on Rule 144A.  In addition,  the Buyer will only  purchase for the Buyer's own account.

           6. The  undersigned  will  notify each of the parties to
which   this   certification   is  made  of  any   changes  in  the
information  and  conclusions   herein.   Until  such  notice,  the
Buyer's   purchase  of  Rule  144A  Securities  will  constitute  a
reaffirmation  of this  certification  by the undersigned as of the date of such purchase.

                               ___________________________________
                               Print Name of Buyer

                               By:________________________________

                               Name:______________________________

                               Title:_____________________________

                               IF AN ADVISER:

                               ___________________________________
                               Print Name of Buyer

                               Date:_______________________________

                             EXHIBIT D
                             ---------

              FORM OF INVESTOR REPRESENTATION LETTER

                           ________, 20_

Credit Suisse First Boston
  Mortgage Acceptance Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010-3629

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

US Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101

Attention: Corporate Trust Administration

      Re:  Irwin Whole Loan Home Equity Trust 2003-A, Home Equity
           Loan-Backed
           Certificates, Series 2003-A., Class CE
           -------------------------------------------------------

Ladies and Gentlemen:

           _____________  (the  "Purchaser")  intends  to  purchase
from_________(the    "Seller")   _____%   Certificate    Percentage
Interest  of the Irwin Whole Loan Home Equity  Trust  2003-A,  Home
Equity  Loan-Backed  Certificates,  Series  2003-A,  Class  CE (the
"Certificate"),  issued  pursuant to the Owner Trust Agreement (the
"Owner  Trust  Agreement"),  dated as of February  12, 2003 between
Credit  Suisse  First  Boston   Mortgage   Acceptance   Corp.  (the
"Depositor")  and Wilmington  Trust Company,  as owner trustee (the
"Owner  Trustee"),  as acknowledged  and agreed by US Bank National
Association,  as Certificate  Registrar.  All terms used herein and not  otherwise  defined  shall have the  meanings  set forth in the
Owner   Trust   Agreement.    The   Purchaser   hereby   certifies,
represents  and warrants to, and covenants  with, the Depositor and the Certificate Registrar that:

                1.   The   Purchaser   understands   that  (a)  the
           Certificate  has not been and will not be  registered or
           qualified  under the  Securities Act of 1933, as amended
           (the  "Act")  or  any  state  securities  law,  (b)  the
           Depositor  is not required to so register or qualify the
           Certificate,  (c) the  Certificate may be resold only if
           registered  and qualified  pursuant to the provisions of
           the Act or any state  securities law, or if an exemption
           from such  registration and  qualification is available,
           (d) the  Owner

                                 D-1

           Trust  Agreement  contains  restrictions
           regarding  the transfer of the  Certificate  and (e) the
           Certificate will bear a legend to the foregoing effect.

                2. The Purchaser is acquiring the  Certificate  for
           its own account for investment  only and not with a view
           to or for  sale  in  connection  with  any  distribution
           thereof in any manner that would  violate the Act or any
           applicable state securities laws.

                3.   The   Purchaser   is   (a)   a    substantial,
           sophisticated   institutional   investor   having   such
           knowledge  and  experience  in  financial  and  business
           matters, and, in particular,  in such matters related to
           securities  similar to the Certificate,  such that it is
           capable   of   evaluating   the   merits  and  risks  of
           investment  in the  Certificate,  (b) able  to bear  the
           economic   risks  of  such  an  investment  and  (c)  an
           "accredited  investor"  within  the  meaning of Rule 501
           (a) promulgated pursuant to the Act.

                4. The Purchaser has been  furnished  with, and has
           had an  opportunity  to  review  (a) a copy of the Owner
           Trust   Agreement   and  (b)  such   other   information
           concerning the Certificate,  the Loans and the Depositor
           as  has  been   requested  by  the  Purchaser  from  the
           Depositor   or  the  Seller  and  is   relevant  to  the
           Purchaser's  decision to purchase the  Certificate.  The
           Purchaser  has  had  any  questions  arising  from  such
           review  answered by the  Depositor  or the Seller to the
           satisfaction of the Purchaser.

                5.  The  Purchaser  has not and will not nor has it
           authorized  or  will  it  authorize  any  person  to (a)
           offer,  pledge,  sell,  dispose of or otherwise transfer
           any  Certificate,  any interest in the  Certificates  or
           any other similar  security to any person in any manner,
           (b)  solicit  any  offer to buy or to  accept a  pledge,
           disposition of other transfer of the  Certificates,  any
           interest  in  the  Certificates  or  any  other  similar
           security  from any person in any manner,  (c)  otherwise
           approach or negotiate  with respect to any  Certificate,
           any  interest in any  Certificate  or any other  similar
           security  with any  person in any  manner,  (d) make any
           general  solicitation by means of general advertising or
           in any other manner or (e) take any other  action,  that
           (as to any of (a) through (e) above) would  constitute a
           distribution  of the  Certificates  under the Act,  that
           would  render  the  disposition  of the  Certificates  a
           violation   of  Section  5  of  the  Act  or  any  state
           securities  law, or that would require  registration  or
           qualification  pursuant thereto.  The Purchaser will not
           sell or otherwise  transfer the Certificates,  except in
           compliance  with  the  provisions  of  the  Owner  Trust
           Agreement.

                6.  The Purchaser represents:

      (i) that either (a) or (b) is satisfied, as marked below:

           ____   a.  The  Purchaser  is not any  employee  benefit
      or other  plan  subject  to the  Employee  Retirement  Income
      Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the  Internal  Revenue  Code  of  1986,  as  amended  (the
      "Code"), a Person acting,  directly or indirectly,  on behalf of any such  plan or any  Person  acquiring  the

                                 D-2

      Certificate
      with  "plan  assets"  of a Plan  within  the  meaning  of the
      Department  of  Labor  regulation  promulgated  at 29  C.F.R.
      ss.2510.3-101; or

           ____   b. The  Purchaser  has  provided  the  Depositor,
      the  Owner  Trustee,   the  Certificate   Registrar  and  the
      Servicer  with an opinion  of  counsel,  satisfactory  to the
      Depositor,  the Owner Trustee, the Certificate  Registrar and
      the Servicer,  to the effect that the purchase and holding of
      the   Certificate  by  or  on  behalf  of  the  Purchaser  is
      permissible  under  applicable  law,  will not  constitute or result  in a  prohibited  transaction  under  Section  406 of
      ERISA or Section 4975 of the Code (or  comparable  provisions of any  subsequent  enactments)  and  will  not  subject  the
      Depositor,  the Owner Trustee,  the Certificate  Registrar or
      the  Servicer  to  any  obligation  or  liability  (including liabilities  under  ERISA  or  Section  4975 of the  Code) in addition to those  undertaken  in the Owner Trust  Agreement, which  opinion  of  counsel  shall not be an  expense  of the
      Depositor,  the Owner Trustee,  the Certificate  Registrar or
      the Servicer; and

      (ii)  the   Purchaser   is  familiar   with  the   prohibited
      transaction   restrictions   and   fiduciary   responsibility
      requirements  of  Sections  406 and 407 of ERISA and  Section
      4975 of the Code and understands  that each of the parties to
      which  this   certification  is  made  is  relying  and  will
      continue to rely on the statements made in this paragraph 6.

           7.  The Purchaser is not a non-United States person.

                               Very truly yours,

                                   ________________________________

                               By:_________________________________

                               Name:_______________________________

                               Title:______________________________

                                 D-3

                             EXHIBIT E
                             ---------

             FORM OF TRANSFEROR REPRESENTATION LETTER

                          _________, 20__

Credit Suisse First Boston
  Mortgage Acceptance Corp.
11 Madison Avenue
4th Floor
New York, New York 10010-3629

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

US Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101

Attention: Corporate Trust Administration

      Re:  Irwin Whole Loan Home Equity Trust 2003-A, Home Equity
           Loan-Backed
           Certificates, Series 2003-A, Class CE
           --------------------------------------------------------

Ladies and Gentlemen:

           ______________  (the  "Purchaser")  intends to  purchase
from  ________  (the  "Seller")   _____%   Certificate   Percentage
Interest  of  the  Irwin  Whole  Loan  Home  Equity  Trust  2003-A,
Home-Equity  Loan-Backed  Certificates,  Series  2003-A,  Class  CE
(the  "Certificate"),  issued pursuant to the Owner Trust Agreement
(the  "Owner  Trust  Agreement"),  dated as of  February  12,  2003 between Credit Suisse First Boston  Mortgage  Acceptance  Corp., as
depositor  (the  "Depositor")  and  Wilmington  Trust  Company,  as
owner trustee (the "Owner  Trustee"),  as  acknowledged  and agreed by US Bank National  Association,  as  certificate  registrar  (the
"Certificate  Registrar").  All terms used herein and not otherwise defined  shall  have the  meanings  set  forth in the  Owner  Trust
Agreement.  The Seller hereby  certifies,  represents  and warrants
to,  and  covenants   with,  the  Depositor  and  the   Certificate
Registrar that:

           Neither  the Seller nor anyone  acting on its behalf has
(a) offered,  pledged,  sold, disposed of or otherwise  transferred the  Certificate,  any  interest  in the  Certificate  or any other similar  security  to any person in any manner,  (b) has  solicited any  offer  to buy or to  accept  a  pledge,  disposition  or other transfer of any  Certificate,  any interest in the  Certificate  or any other similar  security from any person in any manner,  (c) has
otherwise   approached   or   negotiated   with   respect   to  the
Certificate,  any interest in the  Certificate or any other similar security  with any

                                 E-1

person in any  manner,  (d) has made any general
solicitation  by  means  of  general  advertising  or in any  other manner,  or (e) has taken any other action,  that (as to any of (a)
through  (e)  above)  would   constitute  a  distribution   of  the
Certificate  under the  Securities  Act of 1933 (the  "Act"),  that would  render the  disposition  of the  Certificate  a violation of
Section 5 of the Act or any state  securities  law,  or that  would
require   registration  or  qualification   pursuant  thereto.  The
Seller  will not act,  in any  manner  set  forth in the  foregoing sentence  with respect to the  Certificate.  The Seller has not and will  not  sell  or  otherwise  transfer  any of  the  Certificate, except  in  compliance  with  the  provisions  of the  Owner  Trust
Agreement.

                               Very truly yours,

                               ____________________________________

                               By:_________________________________

                               Name:_______________________________

                               Title:______________________________

                                 E-2

                             EXHIBIT F
                             ---------

                FORM OF ERISA REPRESENTATION LETTER

                                    ____________, 20__

Credit Suisse First Boston
  Mortgage Acceptance Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010-3629

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

Irwin Union Bank and Trust Company
c/o Irwin Home Equity Corporation
12677 Alcosta Boulevard, Suite 500
San Ramon, California 94583

US Bank National Association,
  as Certificate Registrar
180 East Fifth Street
St. Paul, Minnesota 55101

      Re:  Irwin Whole Loan Home Equity Trust 2003-A, Home Equity
           Loan-Backed
           Certificates, Series 2003-A, Class CE
           -------------------------------------------------------------------

Dear Sirs:

           ____________________________  (the "Transferee") intends
to  acquire  from  ______________(the   "Transferor")  $_______  of
Irwin   Whole  Loan  Home   Equity   Trust   2003-A,   Home  Equity
Loan-Backed   Certificates,    Series   2003-A,   Class   CE   (the
"Certificates"),  issued  pursuant to a Owner Trust  Agreement (the
"Owner  Trust  Agreement")  dated  February  12, 2003 among  Credit
Suisse First Boston  Mortgage  Acceptance  Corp., as depositor (the
"Depositor") and Wilmington  Trust Company,  as trustee (the "Owner
Trustee").   Capitalized   terms  used  herein  and  not  otherwise
defined  shall  have the  meanings  assigned  thereto  in the Owner
Trust Agreement.

           The   Transferee   hereby   certifies,   represents  and
warrants  to,  and  covenants   with,  the  Depositor,   the  Owner
Trustee,  the  Certificate  Registrar  and the  Servicer  that  the
Certificate  (i)  is  not  being  acquired  by,  and  will  not  be transferred  to, any  employee  benefit  plan within the meaning of section  3(3) of the  Employee  Retirement  Income  Security Act of
1974,  as  amended  ("ERISA")  or  other  retirement   arrangement,
including  individual  retirement  accounts  and

                               F-1

annuities,  Keogh
plans and bank collective  investment  funds and insurance  company general or  separate  accounts  in which such  plans,  accounts  or arrangements  are  invested,  that is  subject  to  Section  406 of
ERISA or Section  4975 of the  Internal  Revenue  Code of 1986 (the
"Code")  (any of the  foregoing,  a  "Plan"),  (ii)  are not  being acquired  with "plan  assets" of a Plan  within the  meaning of the
Department of Labor  ("DOL")  regulation,  29 C.F.R.ss. 2510.3-101, and (iii) will not be  transferred  to any entity that is deemed to be  investing  in  plan  assets  within  the  meaning  of  the  DOL regulation, 29 C.F.R.ss.2510.3-101; and

      (2)  The   Transferee   is  familiar   with  the   prohibited
transaction     restrictions    and    fiduciary     responsibility
requirements  of Sections  406 and 407 of ERISA and Section 4975 of
the Code and  understands  that each of the  parties  to which this certification  is made is relying and will  continue to rely on the statements made herein.

                               Very truly yours,

                               ____________________________________

                               By:_________________________________

                               Name:
                               Title:______________________________

                               F-2

                             EXHIBIT G
                             ---------

             FORM OF CERTIFICATE OF NON-FOREIGN STATUS

      This Certificate of Non-Foreign  Status is delivered pursuant to Section 3.05 of the Owner Trust  Agreement  dated as of February
12, 2003 (the  "Owner  Trust  Agreement"),  between  Credit  Suisse
First  Boston   Mortgage   Acceptance   Corp.,  as  depositor  (the
"Depositor"),  and Wilmington Trust Company,  as owner trustee,  in connection  with the  acquisition  of, transfer to or possession by the  undersigned,  whether as  beneficial  owner  (the  "Beneficial
Owner"),  or  nominee  on behalf of the  Beneficial  Owner of Irwin
Whole  Loan Home  Equity  Trust  2003-A,  Home  Equity  Loan-Backed
Certificates,   Series  2003-A,  Class  CE  (the   "Certificates").
Capitalized  terms  used  herein  that  are not  otherwise  defined shall  have  the  meanings  ascribed  thereto  in the  Owner  Trust
Agreement.

      Each holder must  complete  Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III.

      In addition,  each holder  shall submit with the  Certificate an IRS Form W-9 relating to such holder.

      To confirm to the Trust that the  provisions of Sections 871,
881 or 1446 of the Internal  Revenue Code  (relating to withholding
tax  on  foreign   partners)   do  not  apply  in  respect  of  the
Certificates  held  by  the  undersigned,  the  undersigned  hereby certifies:

Part I -        Complete Either A or B

           A.   Individual as Beneficial Owner

                1.   I  am  (the  Beneficial   Owner  is  )  not  a
                     non-resident   alien  for   purposes  of  U.S.
                     income taxation;

                2.   My (the  Beneficial  Owner's)  name  and  home
           address are:

                     __________________________
                     __________________________; and
                     __________________________

                3.   My  (the  Beneficial  Owner's)  U.S.  taxpayer
                     identification    number   (Social    Security
                     Number) is _______________________.

           B.   Corporate,   Partnership   or   Other   Entity   as
      Beneficial Owner

                1.   _____________________________  (Name   of  the
                     Beneficial    Owner)    is   not   a   foreign
                     corporation,   foreign  partnership,   foreign
                     trust or foreign  estate  (as those  terms are
                     defined in the Code and Treasury Regulations;

                2..  The  Beneficial  Owner's  office  address  and
                     place of incorporation (if applicable) is

                               G-1

                      _________________________
                      _________________________; and
                      _________________________

                3.   The   Beneficial    Owner's   U.S.    employer
                     identification    number   is
                     ______________________________.

Part II -  Nominees

      If the  undersigned is the nominee for the Beneficial  Owner, the  undersigned  certifies that this  Certificate has been made in reliance upon information contained in:

           ______ an IRS Form W-9

           ______ a form such as this or substantially similar

provided to the  undersigned by an  appropriate  person and (i) the undersigned  agrees to notify the Trust at least  thirty  (30) days prior to the date that the form relied upon becomes  obsolete,  and
(ii)  in  connection   with  change  in  Beneficial   Owners,   the
undersigned  agrees  to  submit a new  Certificate  of  Non-Foreign
Status to the Trust promptly after such change.

Part III - Declaration

      The  undersigned,  as  the  Beneficial  Owner  or  a  nominee thereof,  agrees to notify the Trust  within sixty (60) days of the date  that the  Beneficial  Owner  becomes a  foreign  person.  The undersigned  understands  that this certificate may be disclosed to the Internal  Revenue  Service by the Trust and any false statement contained  therein could be punishable  by fines,  imprisonment  or both.

      Under  penalties of perjury,  I declare that I have  examined this  certificate  and to the best of my knowledge and belief it is true,  correct and complete  and will  further  declare that I will inform the Trust of any change in the  information  provided above, and, if  applicable,  I further  declare that I have the authority*
to sign this document.

_______________________________
              Name

_______________________________
      Title (if applicable)

_______________________________
       Signature and Date

*NOTE:  If signed  pursuant  to a power of  attorney,  the power of attorney must accompany this certificate.

                               G-2

                             EXHIBIT H
                             ---------

                   FORM OF REPRESENTATION LETTER

____________________, _____

Credit Suisse First Boston
  Mortgage Acceptance Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010-3629

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

Irwin Union Bank and Trust Company
c/o Irwin Home Equity Corporation
12677 Alcosta Boulevard, Suite 500
San Ramon, California 94583

US Bank National Association,
  as Certificate Registrar
180 East Fifth Street
St. Paul, Minnesota 55101

      Re:  Irwin Whole Loan Home Equity Trust 2003-A, Home Equity
           Loan-Backed
           Certificates, Series 2003-A, Class CE
           -------------------------------------------------------------------

Dear Sirs:

      ______________________________________________________   (the
"Transferee")         intends        to        acquire         from
____________________________________________ (the  "Transferor")  a
_____ %  Percentage  Interest of Irwin Whole Loan Home Equity Trust
2003-A,  Home  Equity  Loan-Backed  Certificates,   Series  2003-A,
Class CE (the  "Certificates"),  issued  pursuant to an owner trust
agreement   dated  as  of  February  12,  2003  (the  "Owner  Trust
Agreement")   between   Credit   Suisse   First   Boston   Mortgage
Acceptance  Corp., as depositor (the  "Depositor"),  and Wilmington
Trust   Company,   as  owner   trustee   (the   "Owner   Trustee").
Capitalized  terms  used  herein  that  are not  otherwise  defined shall  have  the  meanings  ascribed  thereto  in the  Owner  Trust
Agreement.

      The Transferee hereby certifies,  represents and warrants to,
and  covenants  with,  the  Depositor,   the  Owner  Trustee,   the
Certificate Registrar and the Servicer that:

           (1)  the  Transferee  is acquiring the  Certificate  for
      its own behalf and is not  acting as agent or  custodian  for
      any  other   person  or  entity  in   connection   with  such
      acquisition; and

                               H-1

           (2)  the Transferee is not a partnership,  grantor trust
      or S corporation for federal income tax purposes,  or, if the
      Transferee is a  partnership,  grantor trust or S corporation for federal income tax purposes,  the Certificate is not more than 50% of the assets of the  partnership,  grantor trust or
      S corporation.

                                  Very truly yours,

                                  ____________________________

                                  By:______________________________
                                    Name:
                                    Title: